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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2019 (UNAUDITED)

Table of Contents

The Alger Funds

Shareholders’ Letter	1

Fund Highlights	17

Portfolio Summary	37

Schedules of Investments	39

Statements of Assets and Liabilities	75

Statements of Operations	85

Statements of Changes in Net Assets	90

Financial Highlights	100

Notes to Financial Statements	137

Additional Information	176

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2019

Dear Shareholders,

Equities Rally as Economic Recovery Marches toward 10th Birthday

During the six-month reporting period ended April 30, 2019, the economic recovery marched toward a potential mid-year milestone—its 10th birthday. Despite encouraging economic data, market pundits predictably and frequently opined that the duration of the economic recovery could point to an economic slowdown or recession leading to a bear market. Notwithstanding this sentiment, the S&P 500 Index returned 9.76% during the reporting period while, in our view, economic data continued to suggest that a recession was unlikely in the near future. During the reporting period, our investment team navigated considerable market volatility by continuing to focus on what we have done for over 50 years—fundamental stock research. We also spent time reaffirming our broad investment themes, including innovation that is surging through all economic sectors. Our continuing research resulted in us staying the course while maintaining a positive outlook for equities.

Volatility Returns

The S&P 500 Index hit a peak on October 3, 2018 and then fell 19.25% to a December 24, 2018 low of 2351.1. It then rallied 26.13% from the December 24 low until the close of markets on April 30, 2019. Emerging markets led during the reporting period with the MSCI Emerging Markets Index returning 13.89% compared to the 9.15% gain of the MSCI World Index of developed markets. From a broader perspective, international markets returned 9.39% as measured by the MSCI ACWI ex USA Index. Wise investors did not react to the sharp, yet short-term, selloff, but instead stayed focused on the long-term potential of their investments.

Staying the Course

Pessimists frequently focused on the aging of the economic recovery, but we believe that cumulative growth is a more important factor to assess. While the current recovery has been longer than typical, it has generated real cumulative growth of approximately 20% compared to growth of typically more than 35% associated with expansions occurring after 1960, according to data from the U.S. Bureau of Economic Analysis. In addition, the Conference Board Leading Economic Index, which we believe is a good indicator of future economic activity, has remained positive year over year and was up 3% as of the end of April. Since the late 1960s, recessions haven’t occurred until the index declined 3.4% on average year over year.

Market pundits also pounced upon the fourth quarter market decline as an example that the bull market was dying, but we viewed it as an opportunity to buy high-quality companies and we believed that equities could snap back. Since 1987 equity returns have averaged 19% after P/E ratios declined by double-digit amounts, according to data from FactSet Research Systems. We reasoned that with the S&P 500 Index P/E dropping 21% in the fourth quarter, the market was ready to rally. We believe the attractive P/E ratios resulting from the selloff and optimism regarding trade negotiations between the U.S. and China resulted in the strong market gains during the first four months of 2019.

Pundits also focused on declining earnings estimates later in the reporting period. By the end of the six-month reporting period ended April 30, 2019, 46% of S&P 500 companies had reported first quarter results. Based on reported results and estimates for companies that hadn’t reported, first quarter earnings were expected to decline 2.3% year over year, which would be the first year-over-year decline since the second quarter of 2016, according to FactSet Research Systems. For calendar year 2019, earnings are forecast to grow only 3% to 4% compared to 20% last year, according to FactSet Research Systems.

However, during the past 35 years, the Russell 1000 Growth Index generated a median return of 15.8% compared to 14.1% for the Russell 1000 Value Index during periods when earnings growth weakened. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. Going forward, earnings growth is expected to strengthen and reach 8.1% in the final quarter of this year, according to FactSet Research Systems data as of the end of the six-month reporting period ended April 30, 2019.

Moderating economic growth was another concern among pundits. In March the Federal Reserve (the Fed) lowered its prior estimate for 2019 U.S. gross domestic product (GDP) growth from 2.3% to 2.1% while GDP grew 3.1% in 2018. Based on our observations of innovation that is surging through virtually all industries, we continued to believe that the economy is healthy. This belief was confirmed when first quarter 2019 GDP grew 3.2%, the strongest first quarter since 2015. In addition, with the exception of four years associated with recessions, the S&P 500 Index has generated positive gains during periods of moderating GDP growth occurring during the past 35 years.(1) We believe there is no reason to expect a recession this year and we believe that a recession is unlikely in 2020.

Going Forward

We remain optimistic due to the positive Conference Board Leading Economic Index, favorable monetary policy, potential earnings growth and most importantly, innovation that is occurring throughout the economy and supporting economic growth. Regarding monetary policy, the real fed funds rate(2) is under 1%, which we believe is encouraging. Over the past half century, every U.S. recession was preceded by a materially positive real fed funds rate of 2% or higher. For much of 2018, many market pundits thought the Fed would raise interest rates three to four times in 2019. We, on the other hand, argued and correctly predicted that this was highly unlikely and moreover that, regardless of Fed actions, interest rates would remain very low by historical standards and moderate by recent ones. We were correct. The Fed in fact has paused its rate increases since its December 2018 meeting. Oddly, the same pundits have flipped 180 degrees and suggest that the Fed might actually cut rates more than once this year. We think they are again incorrect. Our view is that we are on pause for 2019, and while there might be one more Fed rate action in the next 18 months, the direction is unclear.

We believe that when considering current interest rates and corporate earnings, equities remain very attractive. The “earnings yield” or the inverse of price-to-equity ratios for the S&P 500 Index has historically been just modestly above 10-year Treasury yields. Since the global financial crisis, however, the spread has widened and was approximately 340 basis points as of April 30, 2019, which we believe makes equities attractive relative to bonds.

We are also optimistic that earnings growth will improve when considering that certain idiosyncratic factors, such as weak semiconductor and energy sector profits, have been limiting the growth of corporate profits. As the semiconductor cycle improves and higher oil prices flow through oil and gas company financial statements, we believe overall earnings growth should improve by the end of the year. According to FactSet Research Systems consensus expectations, earnings growth could reach 8.1% for the fourth quarter of this year.

We are also optimistic because innovation is strong. The digital revolution, including the Internet of Things, cloud computing, artificial intelligence, driver assistance technology and 5G wireless communication, is helping leading corporations grow their earnings by creating new products and services that are disrupting legacy business models. In closing we intend to continue to focus on conducting in-depth fundamental research to find companies that are positioned to potentially grow their earnings by capturing market share or creating new niches with innovative products and services.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 12.95% for the fiscal six-month period ended April 30, 2019, compared to the 12.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Consumer Staples. The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Amazon. com, Inc.; Microsoft Corp.; Visa, Inc., Cl. A; Adobe, Inc.; and Facebook, Inc., Cl. A were among the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from relative performance. Among individual positions, Apple, Inc.; UnitedHealth Group, Inc.; Conagra Brands, Inc.; NVIDIA Corp.; and Cigna Corp. were the top detractors from performance. Apple is a leading technology provider in telecommunications, computing and services. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises. Such engagement fosters growing purchases of high margin services such as music and apps, along with increasing use of Apple Pay. The shares underperformed as investors considered a slowing consumer demand environment for smartphones, which is driven by some skepticism around the utility of phones sold at increasingly high price points.

Alger International Focus Fund

The Alger International Focus Fund returned 10.40% for the fiscal six-month period ended April 30, 2019, compared to the 9.38% return of the MSCI ACWI ex USA Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Consumer Discretionary and Consumer Staples. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. The Consumer Discretionary and Financials sectors provided the largest contributions to relative performance. From a country perspective, stock selection resulted in Italy, India, Argentina, China and Russia providing the largest contributions to performance. The portfolio’s overweight allocation to Italy, Argentina and Brazil was also beneficial but an underweight in China partially offset the benefits of strong stock selection within the country.

Among individual positions, Globant SA; Titan Co. Ltd.; Baozun, Inc.; TAL Education Group; and AIA Group Ltd. were among the top contributors to performance. AIA Group Ltd. is the dominant pan-Asian life insurance provider, benefitting from its long-standing presence in the region, strong regional demographic and economic trends, as well as its ongoing investment in its premier agent network. With headquarters in Hong Kong, AIA is the only foreign financial entity to own 100% of its business in China and has a well-established presence in the fast growing Chinese/Hong Kong insurance market. In addition to the strong underlying growth of the region, in the first quarter of 2019, AIA received regulatory approval to establish two additional sales and service offices in Tianjin and Hebei, further underpinning its presence and growth in the region as the Chinese insurance industry migrates toward a completely open marketplace.

Detractors from Performance

The Health Care and Materials sectors were among the sectors that detracted from results. From a country perspective, stock selection led Canada, Switzerland, Australia and Spain to detract the most from performance.

Regarding individual positions, UT Group Co., Ltd.; SMCP SA; Vifor Pharma AG; Eurofins Scientific SE; and Core Laboratories NV were the largest detractors from performance. UT Group is one of Japan’s premier employment outsourcing companies with a primary focus on short- and long-term contract workers for information technology, auto and general industry manufacturing positions. The recent global economic slowdown and trade tension between the U.S. and China have dented investor sentiment for the company and exacerbated the slowdown in manufacturing activity in Japan.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 11.55% for the fiscal six-month period ended April 30, 2019, compared to the 16.55% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Information Technology. The Industrials and Real Estate sectors provided the greatest contributions to relative performance. Among individual positions, Avalara, Inc.; Tandem Diabetes Care, Inc.; ServiceNow, Inc.; Advanced Micro Devices, Inc.; and Veeva Systems, Inc., Cl. A were some of the top contributors to performance. Tandem Diabetes Care provides the t:slim X2 Insulin Delivery System for treating diabetes. It is the smallest durable insulin pump available and it is the only pump on the market with software that can be updated remotely. The company also sells insulin reservoir cartridges and infusion sets for use with its pumps. Tandem stock outperformed after the company announced stronger-than-expected fourth quarter 2018 financial results. The company’s new t:slim X2 insulin pump with a Basal-IQ algorithm and integration with a no-calibration continuous glucose monitoring (CGM) sensor has helped Tandem gain significant U.S. market share. Tandem sales have also benefited from the company expanding internationally and a competitor exiting the insulin pump market in late 2017.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were among the sectors that detracted from results. Among individual positions, Take-Two Interactive Software, Inc.; Conagra Brands, Inc.; Vail Resorts, Inc.; GrubHub, Inc.; and Yelp, Inc. were among the top detractors from performance. Take-Two Interactive owns the Rockstar Games and 2K videogame studios and distributes titles such as Grand Theft Auto, Red Dead Redemption, NBA 2K and Borderlands. Shares of Take-Two Interactive underperformed in response to the company’s lower-than-expected revenue and profitability guidance for the fiscal fourth quarter ending March 31.

Alger SMid Cap Focus Fund

The Alger SMid Cap Focus Fund generated a 17.28% return during the fiscal six-month period ended April 30, 2019, compared to the 11.86% return of the Russell 2500 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary. The Fund had no exposure to Materials, Consumer Staples or Utilities. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. Among individual positions, Wayfair, Inc., Cl. A; Trade Desk, Inc., Cl. A; Chegg, Inc.; Portola Pharmaceuticals, Inc.; and Paylocity Holding Corp. were some of the top contributors to performance. Trade Desk provides a technology platform for managing digital display, mobile and video advertising campaigns. It is a pioneer in programmatic advertising, which seeks to pitch advertisements that are targeted to viewers’ specific interests. Trade Desk’s sales growth has benefitted from accelerating favorable trends, including brands moving from analog marketing to digital and programmatic advertising comprising the quickest growing segment within digital marketing. In particular, connected TV, or TV that accesses content via the internet, has reached an inflection point and is starting to contribute meaningfully to advertising growth. We believe programmatic advertising is still in its early phase of adoption.

Detractors from Performance

The Industrials sector was the largest detractor from relative performance and the Fund’s lack of Materials holdings was the second-largest detractor from performance. Among individual positions, Stamps.com, Inc.; XPO Logistics, Inc.; Puma Biotechnology, Inc.; Diplomat Pharmacy, Inc.; and WageWorks, Inc. were among the top detractors from performance. Stamps.com provides software that allows customers to print postage using a computer, printer and internet connection. Stamps.com is highly leveraged to secular growth in e-commerce and it is expanding beyond the U.S. The stock declined sharply in response to the company’s 2019 outlook for revenue and earnings per share that is significantly below expectations. This was due to Stamps.com failing to renew one of its contracts with USPS. While Stamps.com remains a partner of USPS and retains its PC postage license, Stamps. com will no longer participate in a “revenue sharing” arrangement with USPS whereby Stamps.com earns a small percentage of shipping fees that certain higher volume shipping customers pay to the postal service.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 11.71% for the fiscal six-month period ended April 30, 2019, compared to the 8.27% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Health Care and Information Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Information Technology and Energy sectors provided the greatest contributions to relative performance. Among individual positions, Veeva Systems, Inc., Cl. A; Avalara Inc.; Etsy, Inc.; Shopify, Inc., Cl. A; and Tandem Diabetes Care, Inc. were the top contributors to performance. Shares of Tandem Diabetes Care outperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Industrials and Communication Services sectors were among the sectors that detracted from results. Among individual positions, Inogen, Inc.; Take-Two Interactive Software, Inc.; Sun Hydraulics Corp; ABIOMED, Inc.; and Quidel Corp. were the top detractors from performance. Inogen develops, manufactures and markets innovative portable oxygen concentrators (POC) that provide supplemental long-term oxygen for patients suffering from chronic respiratory conditions. The company’s Inogen One systems concentrate the air around the patient to offer a single source of supplemental oxygen. The technology is more convenient than traditional portable devices that can weigh five to 20 pounds. During the first quarter of 2019, Inogen reported weaker-than-expected fourth quarter 2018 results, which heightened concerns about the sustainability of the company’s growth and the market penetration of its products. In 2018, Inogen delivered impressive revenue growth of 44% but margins declined slightly year over year. The company increased spending during the second half of the year to build upon its direct-to-consumer (DTC) business, which hurt margins, and it experienced slowing growth of its U.S home medical equipment (HME) distributor channel due to a sharp drop in purchasing at one of the company’s largest HME distributors. We believe the slowdown is a temporary result of this distributor’s adjustment of its infrastructure for POCs, which require significantly fewer home deliveries than oxygen tank systems. Additionally, the company has potential to benefit from increasing its U.S. DTC salesforce and the introduction of its next generation G5 POC.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 9.43% during the fiscal six-month period ended April 30, 2019, compared to the 8.27% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the Health Care and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Health Care. The Fund had no exposure to Consumer Staples, Real Estate or Utilities. The Energy and Information Technology sectors were the most important contributors to performance.

Among individual positions, Tandem Diabetes Care, Inc.; Shopify, Inc., Cl. A; Veeva Systems, Inc., Cl. A; Coupa Software, Inc.; and Apptio, Inc., Cl. A. provided the largest contributions to performance. Shares of Tandem Diabetes Care outperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Consumer Discretionary and Health Care sectors were the biggest detractors from performance. Among individual positions, Inogen, Inc.; Stamps.com, Inc.; HealthEquity, Inc; Tactile Systems Technology, Inc.; and ABIOMED, Inc. were the most significant detractors from performance. Shares of Inogen underperformed in response to developments described in the Alger Small Cap Growth Fund discussion.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 0.85% for the fiscal six-month period ended April 30, 2019, compared to the 9.76% return of the S&P 500 Index and the 2.21% return of the Russell 3000 Health Care TR Index.

Contributors to Performance

TESARO, Inc.; Tandem Diabetes Care, Inc.; NanoString Technologies, Inc.; Turning Point Therapeutics, Inc.; and Abbott Laboratories were the most important contributors to performance. Shares of Tandem Diabetes Care outperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

UnitedHealth Group, Inc.; Prosetta Biosciences, Inc.; Emmaus Life Sciences, Inc.; Madrigal Pharmaceuticals, Inc.; and Neurocrine Biosciences, Inc. were the largest detractors from performance. UnitedHealth Group is a large managed health care company. Its products include Optum RX, which is a pharmacy benefits manager (PBM). Washington D.C.’s increased attention to pharmaceutical pricing turned to middlemen, such as PBMs, as a potential cause for drug price inflation, which hurt the performance of UnitedHealth Group stock.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 8.16% for the six-month period ended April 30, 2019, compared to the 9.76% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest underweight was Information Technology. The Financials and Energy sectors provided the greatest contributions to relative performance.

Among individual positions, Microsoft Corp.; Broadcom, Inc.; Honeywell International, Inc.; Home Depot, Inc.; and Facebook, Inc., Cl. A provided the greatest contributions to performance. Microsoft created the world’s leading desktop operating system and it is transitioning its products to the cloud, which we believe is improving the company’s potential for increasing its profits. In addition, Microsoft’s enterprise cloud product, Azure, is rapidly growing and capturing market share. The company generates very strong free cash flow that it is returning to shareholders through dividends and share repurchases. Its shares performed strongly in response to investors’ reactions to the company’s positive lifecycle change in moving products and customers to the cloud.

Detractors from Performance

The Consumer Discretionary and Health Care sectors were the largest detractors from performance. Among individual positions, Apple, Inc.; Altria Group, Inc.; CVS Health Corp.; UnitedHealth Group, Inc.; and Kraft Heinz Co. were the top detractors from performance. Shares of UnitedHealth Group underperformed in response to developments identified in the Alger Health Sciences Fund discussion.

Alger 25 Fund

Class P shares of the Alger 25 Fund generated a 13.43% return during the fiscal six-month period ended April 30, 2019, compared to the 9.76% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the Fund had no exposure to Consumer Staples, Energy or Utilities. The Information Technology and Industrials sectors provided the largest contributions to relative performance. Among individual positions, Microsoft Corp.; Amazon.com, Inc.; Visa, Inc., Cl. A; Broadcom Inc.; and salesforce.com, inc. were the top contributors to performance. Shares of Microsoft Corp. performed strongly in response to developments identified in the Alger Growth & Income Fund discussion.

Detractors from Performance

The Health Care sector was the largest detractor from performance while the Fund’s lack of Consumer Staples holdings was the second-largest detractor from performance. Among individual positions Apple Inc.; Vail Resorts, Inc.; NVIDIA Corp.; UnitedHealth Group Inc.; and Worldpay, Inc., Cl. A were the top detractors from performance. Shares of UnitedHealth Group underperformed in response to developments identified in the Alger Health Sciences Fund discussion.

Alger 35 Fund

Class P shares of the Alger 35 Fund generated a 10.17% return during the fiscal six-month period ended April 30, 2019, compared to the 9.76% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology. The Fund had no exposure to Consumer Staples, Materials or Energy sectors. The Information Technology and Health Care sectors provided the greatest contributions to relative performance. Among individual positions Amazon.com, Inc.; Microsoft Corp.; Veeva Systems, Inc., Cl. A; Visa, Inc. Cl. A; and Bio-Techne Corp. were among the top contributors to performance. Shares of Microsoft performed strongly in response to developments identified in the Alger Growth & Income Fund discussion.

Detractors from Performance

The Consumer Discretionary sector was the largest detractor from performance while the Fund’s lack of exposure to Consumer Staples companies was the second-largest detractor from performance. Among individual positions, Apple, Inc.; Vail Resorts, Inc.; Take-Two Interactive Software, Inc.; Cantel Medical Corp.; and ABIOMED, Inc. were the top detractors from performance. Shares of Apple underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

(1) Source: FactSet Research Systems and Alger. Periods of material slowing of GDP are defined as negative change in the annual real GDP growth rate of 50 basis points or more.

(2) Fed funds are overnight loans banks use to meet reserve requirement at the end of each day. The real rate of the fed funds is the interest rate charged for these overnight loans established by the Federal Reserve minus the year-over-year change in the PCE Price Index (personal consumption expenditure) ex food and energy.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of Funds discussed above other than the Alger 25 Fund and the Alger 35 Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance of the Alger 25 Fund and the Alger 35 Fund represents the return of Class P shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period ended April 30, 2019.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger International Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger SMid Cap Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Health Sciences Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger 25 Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s lead-ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance of 23 developed market countries.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap represen-tation across 23 of 24 developed market countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Conference Board Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  The Russell 3000 Health Care Total Return Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or health care field. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•                  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell

2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	5.54%	11.21%	16.62%	9.45%
Alger Capital Appreciation Class B (Inception 11/1/93)	5.73%	11.30%	16.49%	9.42%
Alger Capital Appreciation Class C (Inception 7/31/97)*	9.57%	11.57%	16.37%	9.25%
Alger Capital Appreciation Class Z (Inception 12/29/10)	11.80%	12.80%	n/a	13.87%

Alger International Focus Class A (Inception 12/31/96)	(15.61)%	0.20%	7.77%	4.61%
Alger International Focus Class B (Inception 11/11/86)	(15.88)%	0.22%	7.76%	4.58%
Alger International Focus Class C (Inception 7/31/97)*	(12.53)%	0.51%	7.50%	4.42%
Alger International Focus Class I (Inception 5/31/13)	(10.71)%	1.49%	n/a	2.97%
Alger International Focus Class Z (Inception 12/29/10)	(10.56)%	1.75%	n/a	4.51%

Alger Mid Cap Growth Class A (Inception 12/31/96)	3.91%	7.45%	14.19%	8.51%
Alger Mid Cap Growth Class B (Inception 5/24/93)	3.85%	7.53%	14.10%	8.47%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	7.78%	7.74%	13.83%	7.90%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	10.01%	n/a	n/a	7.69%

Alger SMid Cap Focus Class A (Inception 5/8/02)	15.20%	11.06%	16.08%	9.70%
Alger SMid Cap Focus Class C (Inception 5/8/02)	19.75%	11.41%	15.81%	9.47%
Alger SMid Cap Focus Class I (Inception 8/5/07)	21.63%	12.25%	16.77%	10.11%
Alger SMid Cap Focus Class Y (Inception 8/31/17)	22.15%	n/a	n/a	24.86%
Alger SMid Cap Focus Class Z (Inception 12/29/10)	22.03%	12.64%	n/a	12.75%

Alger Small Cap Growth Class A (Inception 12/31/96)	10.72%	8.42%	14.95%	5.43%
Alger Small Cap Growth Class B (Inception 11/11/86)	10.81%	8.47%	14.97%	5.42%
Alger Small Cap Growth Class C (Inception 7/31/97)*	14.81%	8.71%	14.55%	5.26%
Alger Small Cap Growth Class Z (Inception 12/29/10)	17.17%	9.97%	n/a	10.86%

Alger Small Cap Focus Class A (Inception 3/3/08)	17.59%	12.55%	17.83%	10.59%
Alger Small Cap Focus Class C (Inception 3/3/08)	22.27%	12.99%	17.63%	10.33%
Alger Small Cap Focus Class I (Inception 3/3/08)	24.17%	13.87%	18.66%	11.31%
Alger Small Cap Focus Class Y (Inception 2/28/17)	24.54%	n/a	n/a	26.24%
Alger Small Cap Focus Class Z (Inception 12/29/10)	24.54%	14.20%	n/a	13.98%

Alger Health Sciences Class A (Inception 5/1/02)	10.14%	12.60%	15.58%	12.19%
Alger Health Sciences Class C (Inception 5/1/02)	14.32%	12.94%	15.30%	11.94%
Alger Health Sciences Class Z (Inception 5/28/15)	16.64%	n/a	n/a	9.82%

Alger Growth & Income Class A (Inception 12/31/96)	2.20%	8.28%	12.50%	8.04%
Alger Growth & Income Class C (Inception 7/31/97)*	6.05%	8.64%	12.27%	7.85%
Alger Growth & Income Class Z (Inception 3/1/12)	8.27%	9.78%	n/a	11.66%

Alger 25 Class P (Inception 12/28/17)	9.67%	n/a	n/a	10.71%
Alger 25 Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	6.97%

Alger 35 Class P (Inception 3/29/18)	10.31%	n/a	n/a	10.31%
Alger 35 Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	6.27%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

*  Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	9.20%	12.55%	16.13%	9.65%
Class B (Inception 11/1/93)	9.48%	12.66%	15.99%	9.63%
Class C (Inception 7/31/97)*	13.43%	12.93%	15.87%	9.46%
Russell 1000 Growth Index	17.43%	14.50%	16.96%	8.26%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	15.66%	14.15%	n/a	14.39%
Russell 1000 Growth Index	17.43%	14.50%	n/a	14.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC World Index ex USA (unmanaged index of common stocks) for the ten years ended April 30, 2019. Beginning May 31, 2013, Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(11.75)%	1.17%	7.33%	4.80%
Class B (Inception 11/11/86)	(11.98)%	1.18%	7.34%	4.77%
Class C (Inception 7/31/97)*	(8.53)%	1.46%	7.07%	4.61%
MSCI AC World Index ex USA	(2.76)%	3.31%	8.24%	5.46%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	(6.68)%	2.45%	n/a	3.70%
MSCI AC World Index ex USA	(2.76)%	3.31%	n/a	4.90%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(6.38)%	2.74%	n/a	5.03%
MSCI AC World Index ex USA	(2.76)%	3.31%	n/a	4.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	7.88%	8.87%	13.27%	8.64%
Class B (Inception 5/24/93)	8.15%	9.03%	13.20%	8.60%
Class C (Inception 7/31/97)*	12.03%	9.20%	12.96%	8.03%
Russell Midcap Growth Index	17.64%	12.20%	16.56%	9.27%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	14.20%	n/a	n/a	8.43%
Russell Midcap Growth Index	17.64%	n/a	n/a	10.89%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Effective March 1, 2017, Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, Inc., began acting as sub-advisor to the Alger SMid Cap Focus Fund. Figures for the Alger SMid Cap Focus Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger SMid Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger SMid Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMID CAP FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	18.00%	12.63%	15.23%	9.80%
Class C (Inception 5/8/02)	22.63%	12.98%	14.96%	9.57%
Class I (Inception 8/5/07)*	24.60%	13.85%	15.91%	10.20%
Russell 2500 Growth Index	12.02%	11.27%	16.28%	9.75%

	1 YEAR	5 YEARS	10 YEARS	Since 8/30/2017
Class Y (Inception 8/30/17)	25.02%	n/a	n/a	25.18%
Russell 2500 Growth Index	12.02%	n/a	n/a	15.84%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	24.91%	14.23%	n/a	12.91%
Russell 2500 Growth Index	12.02%	11.27%	n/a	12.44%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*            Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	13.62%	10.91%	14.25%	5.61%
Class B (Inception 11/11/86)	13.90%	10.96%	14.25%	5.59%
Class C (Inception 7/31/97)*	17.88%	11.21%	13.86%	5.44%
Russell 2000 Growth Index	6.91%	10.22%	15.24%	7.02%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	20.40%	12.52%	n/a	11.32%
Russell 2000 Growth Index	6.91%	10.22%	n/a	11.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (unmanaged indices of common stocks) for the ten years ended April 30, 2019. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares, and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	18.07%	14.70%	17.00%	10.82%
Class C (Inception 3/3/08)	22.77%	15.13%	16.79%	10.55%
Class I (Inception 3/3/08)	24.68%	16.05%	17.82%	11.53%
Russell 2000 Growth Index	6.91%	10.22%	15.24%	10.40%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	25.02%	n/a	n/a	26.93%
Russell 2000 Growth Index	6.91%	n/a	n/a	12.25%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	25.02%	16.37%	n/a	14.25%
Russell 2000 Growth Index	6.91%	10.22%	n/a	11.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the S&P 500 Index and the Russell 3000 Health Care Index (an unmanaged indices of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Health Sciences Fund Class A shares, the S&P 500 Index and the Russell 3000 Health Care Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	4.85%	12.63%	14.92%	11.87%
Class C (Inception 5/1/02)	8.80%	12.98%	14.65%	11.62%
S&P 500 Index	13.49%	11.63%	15.32%	8.22%
Russell 3000 Health Care Index	10.78%	11.35%	16.69%	9.06%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	11.08%	n/a	n/a	8.52%
S&P 500 Index	13.49%	n/a	n/a	10.98%
Russell 3000 Health Care Index	10.78%	n/a	n/a	6.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2019. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	7.04%	9.03%	12.31%	8.21%
Class C (Inception 7/31/97)*	11.11%	9.39%	12.07%	8.02%
S&P 500 Index	13.49%	11.63%	15.32%	8.40%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	13.38%	10.54%	n/a	12.16%
S&P 500 Index	13.49%	11.63%	n/a	13.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31,
1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 12/28/17 to 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund Class P, through April 30, 2019. Figures for the Alger 25 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 25 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 25 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 25 FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/28/2017
Class P (Inception 12/28/17)	14.73%	n/a	n/a	14.86%
S&P 500 Index	13.49%	n/a	n/a	9.20%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	13.38%
S&P 500 Index	n/a	n/a	n/a	9.76%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 3/29/18 to 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P, through April 30, 2019. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/29/2018
Class P (Inception 3/29/18)	13.11%	n/a	n/a	13.24%
S&P 500 Index	13.49%	n/a	n/a	12.84%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	10.05%
S&P 500 Index	n/a	n/a	n/a	9.76%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2019 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund	Alger Small Cap Growth Fund
Communication Services	12.8%	6.3%	0.5%	3.4%
Consumer Discretionary	19.4	18.5	17.8	12.0
Consumer Staples	0.0	1.9	0.0	1.4
Energy	0.3	0.3	0.9	1.8
Financials	5.5	5.2	4.2	1.6
Health Care	14.7	17.2	21.5	40.8
Industrials	7.4	17.5	15.3	2.9
Information Technology	36.2	26.0	29.8	32.1
Materials	2.9	1.3	0.0	1.9
Real Estate	0.5	5.3	5.7	0.0
Short-Term Investments and Net Other Assets	0.3	0.5	4.3	2.1
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS	Fund	Fund	Fund	Alger 25 Fund
Communication Services	0.0%	0.0%	10.9%	9.9%
Consumer Discretionary	14.0	0.0	10.8	17.0
Consumer Staples	0.0	0.0	7.3	0.0
Energy	0.0	0.0	5.7	0.0
Financials	1.6	0.7	15.7	11.7
Health Care	40.5	97.6	12.9	5.5
Industrials	4.7	0.0	9.1	7.6
Information Technology	34.3	0.0	18.0	40.5
Materials	1.6	0.0	1.9	2.9
Real Estate	0.0	1.2	3.9	2.6
Utilities	0.0	0.0	1.3	0.0
Short-Term Investments and Net Other Assets	3.3	0.5	2.5	2.3
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger 35 Fund
Communication Services	9.1%
Consumer Discretionary	14.6
Financials	4.2
Health Care	20.5
Industrials	7.4
Information Technology	34.3
Real Estate	3.2
Utilities	2.9
Net Other Assets	3.8
100.0%

PORTFOLIO SUMMARY†

April 30, 2019 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Brazil	3.9%
Canada	1.3
China	12.6
France	14.4
Germany	2.0
Hong Kong	2.8
India	4.2
Ireland	2.0
Italy	7.7
Japan	11.5
Netherlands	4.9
New Zealand	1.8
Russia	5.4
South Korea	2.4
Sweden	2.2
Switzerland	4.1
United Kingdom	11.6
United States	2.1
Cash and Net Other Assets	3.1
100.0%

†   Based on net assets for each Fund.

THE ALGER FUNDS  |   ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—99.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
L3 Technologies, Inc.	27,406	$5,990,403
The Boeing Co.	114,465	43,232,286
United Technologies Corp.	127,556	18,190,761
		67,413,450
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	94,847	15,709,509

APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	53,400	9,417,090

APPLICATION SOFTWARE—8.4%
Adobe, Inc.*	406,580	117,603,265
Palantir Technologies, Inc., Cl. A*,@,(a)	153,282	881,371
salesforce.com, Inc.*	641,804	106,122,291
Workday, Inc., Cl. A*	96,016	19,743,770
		244,350,697
AUTO PARTS & EQUIPMENT—0.7%
Aptiv PLC.	255,363	21,884,609

BIOTECHNOLOGY—1.7%
Sarepta Therapeutics, Inc.*	129,599	15,155,307
Vertex Pharmaceuticals, Inc.*	196,587	33,219,271
		48,374,578
CABLE & SATELLITE—0.4%
Charter Communications, Inc., Cl. A*	34,203	12,695,812

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	186,722	12,519,710

CONSTRUCTION MATERIALS—0.8%
Vulcan Materials Co.	193,085	24,349,949

DATA PROCESSING & OUTSOURCED SERVICES—8.3%
Fidelity National Information Services, Inc.	162,251	18,809,758
PayPal Holdings, Inc.*	477,336	53,829,181
Square, Inc., Cl. A*	191,595	13,951,948
Visa, Inc., Cl. A	905,412	148,876,895
Worldpay, Inc., Cl. A*	57,991	6,797,125
		242,264,907
DIVERSIFIED BANKS—1.3%
Citigroup, Inc.	384,909	27,213,067
JPMorgan Chase & Co.	101,620	11,793,001
		39,006,068
DIVERSIFIED SUPPORT SERVICES—1.1%
Cintas Corp.	152,416	33,095,610

FINANCIAL EXCHANGES & DATA—2.3%
Intercontinental Exchange, Inc.	539,156	43,860,341
S&P Global, Inc.	100,479	22,171,696
		66,032,037
GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	314,350	34,980,868

THE ALGER FUNDS   |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—99.0% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—7.6%
Abbott Laboratories	722,433	$57,476,769
Boston Scientific Corp.*	1,516,280	56,284,313
Danaher Corp.	534,055	70,730,244
Edwards Lifesciences Corp.*	33,627	5,920,706
Intuitive Surgical, Inc.*	56,929	29,069,655
Medtronic PLC.	41,692	3,702,667
		223,184,354
HEALTH CARE SERVICES—0.3%
Cigna Corp.	54,452	8,649,156

HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	224,167	45,662,818

HOTELS RESORTS & CRUISE LINES—1.3%
Royal Caribbean Cruises Ltd.	305,906	36,996,272

INDUSTRIAL CONGLOMERATES—2.2%
Honeywell International, Inc.	374,233	64,978,076

INDUSTRIAL GASES—1.2%
Air Products & Chemicals, Inc.	170,207	35,026,899

INTERACTIVE MEDIA & SERVICES—9.6%
Alphabet, Inc., Cl. C*	137,330	163,213,958
Facebook, Inc., Cl. A*	511,112	98,849,061
Tencent Holdings Ltd.	347,368	17,120,848
		279,183,867
INTERNET & DIRECT MARKETING RETAIL—13.2%
Alibaba Group Holding Ltd.#,*	132,089	24,511,756
Altaba, Inc.*	1,026,768	77,408,039
Amazon.com, Inc.*	143,275	276,022,153
MercadoLibre, Inc.*	13,926	6,742,134
		384,684,082
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	366,825	17,699,306

IT CONSULTING & OTHER SERVICES—0.2%
Cognizant Technology Solutions Corp., Cl. A	63,792	4,654,264

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	83,426	19,092,040

LIFE SCIENCES TOOLS & SERVICES—2.2%
Illumina, Inc.*	76,636	23,910,432
Thermo Fisher Scientific, Inc.	149,267	41,414,129
		65,324,561
MANAGED HEALTH CARE—2.2%
UnitedHealth Group, Inc.	282,160	65,763,031

MOVIES & ENTERTAINMENT—2.4%
Netflix, Inc.*	85,080	31,525,543
The Walt Disney Co.	283,183	38,787,576
		70,313,119

THE ALGER FUNDS   |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—99.0% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	48,786	$8,120,918

PHARMACEUTICALS—0.6%
Allergan PLC.	67,473	9,918,531
GW Pharmaceuticals PLC.#,*	46,404	7,856,661
		17,775,192
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	481,537	37,632,117

RAILROADS—1.3%
Union Pacific Corp.	209,932	37,166,361

SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	66,576	2,934,004
Lam Research Corp.	198,534	41,181,908
		44,115,912
SEMICONDUCTORS—4.4%
Broadcom, Inc.	125,691	40,020,014
Micron Technology, Inc.*	162,139	6,819,566
NXP Semiconductors NV	255,583	26,994,676
QUALCOMM, Inc.	422,273	36,370,374
Taiwan Semiconductor Manufacturing Co., Ltd.#	426,123	18,672,710
		128,877,340
SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co.	57,942	26,353,760

SYSTEMS SOFTWARE—10.3%
Microsoft Corp.	2,130,537	278,248,132
Palo Alto Networks, Inc.*	23,727	5,903,989
ServiceNow, Inc.*	59,806	16,237,927
		300,390,048
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.	432,292	86,748,036

WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc.*	140,424	10,249,548
TOTAL COMMON STOCKS (Cost $1,937,399,252)		2,890,735,971

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	625,130	3,594,498
Palantir Technologies, Inc., Cl. D*,@,(a)	81,445	468,309
		4,062,807
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	76,682	712,376
TOTAL PREFERRED STOCKS (Cost $7,149,501)		4,775,183

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.	104,756	$13,176,210
(Cost $11,335,713)		13,176,210
Total Investments (Cost $1,955,884,466)	99.7%	$2,908,687,364
Unaffiliated Securities (Cost $1,955,884,466)		2,908,687,364
Other Assets in Excess of Liabilities	0.3%	9,992,664
NET ASSETS	100.0%	$2,918,680,028

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$2,483,730	0.14%	$712,376	0.02%
Palantir Technologies, Inc., Cl. A	10/07/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc., Cl. B	10/07/14	4,128,004	0.22%	3,594,498	0.12%
Palantir Technologies, Inc., Cl. D	10/07/14	537,767	0.03%	468,309	0.02%
Total				$5,656,554	0.19%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—96.9%	SHARES	VALUE
BRAZIL—3.9%
DEPARTMENT STORES—2.1%
Lojas Renner SA	240,600	$2,876,756

TRUCKING—1.8%
Localiza Rent a Car SA	278,600	2,572,228
TOTAL BRAZIL (Cost $4,399,537)		5,448,984

CANADA—1.3%
GOLD—1.3%
Kirkland Lake Gold Ltd. (Cost $1,762,528)	54,000	1,745,849

CHINA—12.6%
BIOTECHNOLOGY—2.1%
3SBio, Inc.	1,600,000	2,958,246

DISTILLERS & VINTNERS—1.6%
Kweichow Moutai Co., Ltd., Cl. A	15,725	2,274,103

EDUCATION SERVICES—1.8%
TAL Education Group#,*	67,000	2,577,490

ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Focused Photonics Hangzhou, Inc., Cl. A	633,947	2,397,871

INTERACTIVE MEDIA & SERVICES—2.9%
Tencent Holdings Ltd.	82,400	4,061,277

INTERNET & DIRECT MARKETING RETAIL—2.5%
Baozun, Inc.#,*	70,500	3,419,250
TOTAL CHINA (Cost $14,912,254)		17,688,237

FRANCE—14.4%
AEROSPACE & DEFENSE—2.5%
Safran SA	24,100	3,513,000

APPAREL ACCESSORIES & LUXURY GOODS—2.2%
LVMH Moet Hennessy Louis Vuitton SE	7,700	3,023,287

DISTILLERS & VINTNERS—1.9%
Remy Cointreau SA	19,956	2,659,177

INTERACTIVE HOME ENTERTAINMENT—2.3%
Ubisoft Entertainment SA*	34,044	3,252,648

LIFE SCIENCES TOOLS & SERVICES—2.9%
Eurofins Scientific SE	8,950	4,098,638

RESEARCH & CONSULTING SERVICES—2.6%
Teleperformance*	18,557	3,567,568
TOTAL FRANCE (Cost $19,247,504)		20,114,318

GERMANY—2.0%
FOOTWEAR—2.0%
Puma SE (Cost $2,244,902)	4,600	2,845,514

THE ALGER FUNDS  |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
HONG KONG—2.8%
LIFE & HEALTH INSURANCE—2.8%
AIA Group Ltd. (Cost $3,370,129)	387,752	$3,970,336

INDIA—4.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Titan Co., Ltd.	173,400	2,891,469

CONSUMER FINANCE—2.1%
Manappuram Finance Ltd.	1,788,807	3,022,508
TOTAL INDIA (Cost $4,596,206)		5,913,977

IRELAND—2.0%
PACKAGED FOODS & MEATS—2.0%
Kerry Group PLC., Cl. A (Cost $2,580,950)	25,241	2,827,337

ITALY—7.7%
APPAREL ACCESSORIES & LUXURY GOODS—2.8%
Moncler SpA	96,311	3,959,931

AUTOMOBILE MANUFACTURERS—2.3%
Ferrari NV	23,400	3,183,102

INDUSTRIAL MACHINERY—2.6%
Interpump Group SpA	96,159	3,616,148
TOTAL ITALY (Cost $9,514,719)		10,759,181

JAPAN—11.5%
HEALTH CARE SUPPLIES—2.0%
Hoya Corp.	39,700	2,803,917

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.5%
Recruit Holdings Co., Ltd.	119,000	3,583,550

INTERACTIVE HOME ENTERTAINMENT—2.1%
Nintendo Co., Ltd.	8,400	2,893,093

PHARMACEUTICALS—1.7%
Takeda Pharmaceutical Co., Ltd.	63,500	2,343,260

REAL ESTATE DEVELOPMENT—1.1%
Katitas Co., Ltd.	44,700	1,489,624

WIRELESS TELECOMMUNICATION SERVICES—2.1%
SoftBank Group Corp.	28,000	2,968,879
TOTAL JAPAN (Cost $14,778,177)		16,082,323

NETHERLANDS—4.9%
SEMICONDUCTOR EQUIPMENT—2.5%
ASML Holding NV	16,600	3,466,411

SEMICONDUCTORS—2.4%
NXP Semiconductors NV	31,600	3,337,592
TOTAL NETHERLANDS (Cost $6,093,969)		6,804,003

THE ALGER FUNDS  |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
NEW ZEALAND—1.8%
APPLICATION SOFTWARE—1.8%
Xero Ltd.* (Cost $2,220,155)	67,200	$2,585,050

RUSSIA—5.4%
INTEGRATED OIL & GAS—2.7%
LUKOIL PJSC#	44,000	3,735,894

INTERACTIVE MEDIA & SERVICES—2.7%
Yandex NV, Cl. A*	100,300	3,754,229
TOTAL RUSSIA (Cost $6,182,768)		7,490,123

SOUTH KOREA—2.4%
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Fila Korea Ltd. (Cost $2,824,229)	47,000	3,335,109

SWEDEN—2.2%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.2%
Hexagon AB, Cl. B (Cost $3,386,279)	57,292	3,130,567

SWITZERLAND—4.1%
ASSET MANAGEMENT & CUSTODY BANKS—2.5%
Partners Group Holding AG	4,584	3,457,550

SPECIALTY CHEMICALS—1.6%
Sika AG	14,700	2,252,364
TOTAL SWITZERLAND (Cost $5,352,074)		5,709,914

UNITED KINGDOM—11.6%
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Network International Holdings PLC.*,(a)	267,882	1,819,878

FINANCIAL EXCHANGES & DATA—1.7%
London Stock Exchange Group PLC.	35,900	2,353,632

IT CONSULTING & OTHER SERVICES—0.9%
Endava PLC.#,*	38,104	1,260,099

PACKAGED FOODS & MEATS—2.0%
Nomad Foods Ltd.*	132,596	2,757,997

PHARMACEUTICALS—1.7%
AstraZeneca PLC.	32,200	2,398,802

SOFT DRINKS—4.0%
Coca-Cola HBC AG*	79,899	2,861,496
Fevertree Drinks PLC.	68,400	2,812,270
		5,673,766
TOTAL UNITED KINGDOM (Cost $15,776,139)		16,264,174

THE ALGER FUNDS  |  ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
UNITED STATES—2.1%
OIL & GAS EQUIPMENT & SERVICES—2.1%
Core Laboratories NV (Cost $3,594,101)	47,200	$2,992,008
TOTAL COMMON STOCKS (Cost $122,836,620)		135,707,004
Total Investments (Cost $122,836,620)	96.9%	$135,707,004
Unaffiliated Securities (Cost $122,836,620)		135,707,004
Other Assets in Excess of Liabilities	3.1%	4,384,218
NET ASSETS	100.0%	$140,091,222

#                 American Depositary Receipts.

(a)         Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 1.3% of the net assets of the Fund.

*                 Non-income producing security.

Forward Foreign Currency Contract Outstanding as of April 30, 2019:

Buy Counterparty Amount	Contract Settlement Date	Sell Amount	Contract Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
JPY Brown Brothers 8,072,145 05/08/2019 USD 72,280 Harriman & Co.			$220	—	$220

Abbreviations used in this schedule:

JPY — Japanese Yen

USD — United States Dollar

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—92.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.3%
Arconic, Inc.	45,242	$971,798
HEICO Corp.	32,271	3,405,559
L3 Technologies, Inc.	8,293	1,812,684
		6,190,041
AIR FREIGHT & LOGISTICS—0.5%
XPO Logistics, Inc.*	14,060	957,205

APPAREL ACCESSORIES & LUXURY GOODS—3.7%
Levi Strauss & Co., Cl. A*	38,622	865,519
Lululemon Athletica, Inc.*	16,217	2,859,868
Tapestry, Inc.	55,405	1,787,919
VF Corp.	14,901	1,406,804
		6,920,110
APPAREL RETAIL—2.3%
Burlington Stores, Inc.*	14,638	2,472,505
Ross Stores, Inc.	18,819	1,837,863
		4,310,368
APPLICATION SOFTWARE—9.5%
ANSYS, Inc.*	12,031	2,355,670
Aspen Technology, Inc.*	12,964	1,580,441
Avalara, Inc.*	37,765	2,223,226
Cadence Design Systems, Inc.*	25,094	1,741,022
Fair Isaac Corp.*	4,920	1,376,370
MicroStrategy, Inc., Cl. A*	9,452	1,414,964
Palantir Technologies, Inc., Cl. A*,@,(a)	16,376	94,162
PTC, Inc.*	23,772	2,150,653
RealPage, Inc.*	14,567	949,914
SS&C Technologies Holdings, Inc.	28,322	1,916,266
Workday, Inc., Cl. A*	9,484	1,950,195
		17,752,883
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.	117,305	844,596

AUTO PARTS & EQUIPMENT—0.9%
Aptiv PLC.	20,723	1,775,961

AUTOMOTIVE RETAIL—1.2%
O’Reilly Automotive, Inc.*	5,826	2,205,549

BIOTECHNOLOGY—3.6%
Alexion Pharmaceuticals, Inc.*	5,848	796,088
Alnylam Pharmaceuticals, Inc.*	10,355	925,116
Array BioPharma, Inc.*	31,413	710,248
Bluebird Bio, Inc.*	4,465	633,271
Incyte Corp.*	15,228	1,169,510
Neurocrine Biosciences, Inc.*	11,335	818,840
Sarepta Therapeutics, Inc.*	14,993	1,753,282
		6,806,355
BUILDING PRODUCTS—1.4%
AO Smith Corp.	50,939	2,677,863

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
CASINOS & GAMING—0.5%
Wynn Resorts Ltd.	6,531	$943,403

CONSTRUCTION MATERIALS—0.5%
Vulcan Materials Co.	7,607	959,319

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	10,724	919,476

DATA PROCESSING & OUTSOURCED SERVICES—4.3%
Fiserv, Inc.*	35,425	3,090,477
Square, Inc., Cl. A*	38,396	2,795,997
Worldpay, Inc., Cl. A*	18,512	2,169,791
		8,056,265
DEPARTMENT STORES—0.9%
Kohl’s Corp.	24,965	1,775,012

DIVERSIFIED SUPPORT SERVICES—2.3%
Cintas Corp.	15,871	3,446,229
UniFirst Corp.	5,964	943,087
		4,389,316
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
AMETEK, Inc.	38,092	3,358,572

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.4%
FLIR Systems, Inc.	42,514	2,250,691
Trimble, Inc.*	54,529	2,225,874
		4,476,565
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Waste Connections, Inc.	20,818	1,931,286

FINANCIAL EXCHANGES & DATA—0.8%
MarketAxess Holdings, Inc.	5,171	1,439,244

GENERAL MERCHANDISE STORES—1.3%
Dollar Tree, Inc.*	22,692	2,525,166

HEALTH CARE EQUIPMENT—4.9%
ABIOMED, Inc.*	5,774	1,601,765
DexCom, Inc.*	20,582	2,491,863
Edwards Lifesciences Corp.*	5,806	1,022,262
IDEXX Laboratories, Inc.*	5,328	1,236,096
Insulet Corp.*	6,616	570,630
Masimo Corp.*	7,366	958,685
Tandem Diabetes Care, Inc.*	20,706	1,271,556
		9,152,857
HEALTH CARE SERVICES—0.6%
Guardant Health, Inc.*	16,957	1,110,853

HEALTH CARE SUPPLIES—1.1%
Align Technology, Inc.*	1,777	576,956
DENTSPLY SIRONA, Inc.	18,284	934,861
STAAR Surgical Co.*	19,062	619,134
		2,130,951

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—1.5%
Teladoc Health, Inc.*	13,739	$781,474
Veeva Systems, Inc., Cl. A*	14,269	1,995,805
		2,777,279
HOMEBUILDING—0.5%
NVR, Inc.*	278	876,389

HOUSEHOLD PRODUCTS—1.0%
Church & Dwight Co., Inc.	24,988	1,872,851

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
WageWorks, Inc.*	29,838	1,455,796

HYPERMARKETS & SUPER CENTERS—0.9%
BJ’s Wholesale Club Holdings, Inc.*	61,342	1,739,046

INDUSTRIAL CONGLOMERATES—1.2%
Roper Technologies, Inc.	6,000	2,158,200

INDUSTRIAL MACHINERY—1.0%
Fortive Corp.	22,033	1,902,329

INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	14,815	1,434,536

INTERACTIVE MEDIA & SERVICES—2.2%
Pinterest, Inc., Cl. A*	134,126	4,155,223

INTERNET & DIRECT MARKETING RETAIL—3.9%
Etsy, Inc.*	27,231	1,839,182
Farfetch Ltd., Cl. A*	29,590	733,240
GrubHub, Inc.*	40,813	2,725,900
MercadoLibre, Inc.*	2,746	1,329,449
Waitr Holdings, Inc.*	78,467	765,838
		7,393,609
INTERNET SERVICES & INFRASTRUCTURE—1.9%
Okta, Inc., Cl. A*	10,679	1,110,936
Shopify, Inc., Cl. A*	2,102	511,900
VeriSign, Inc.*	9,396	1,855,240
		3,478,076
INVESTMENT BANKING & BROKERAGE—0.8%
Virtu Financial, Inc., Cl. A	61,391	1,508,991

IT CONSULTING & OTHER SERVICES—0.5%
Endava PLC.#,*	30,610	1,012,273

LEISURE FACILITIES—1.1%
Planet Fitness, Inc., Cl. A*	27,290	2,065,853

LIFE SCIENCES TOOLS & SERVICES—1.7%
Bio-Techne Corp.	7,599	1,554,679
NanoString Technologies, Inc.*	62,935	1,634,422
		3,189,101
MOVIES & ENTERTAINMENT—3.3%
AMC Entertainment Holdings, Inc., Cl. A	94,981	1,439,912
Live Nation Entertainment, Inc.*	58,075	3,794,620

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—3.3% (CONT.)
The Madison Square Garden Co., Cl. A*	2,870	$896,703
		6,131,235
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Diamondback Energy, Inc.	5,861	623,552

PHARMACEUTICALS—2.6%
Canopy Growth Corp.*	38,213	1,930,521
GW Pharmaceuticals PLC.#,*	18,124	3,068,574
		4,999,095
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	31,845	2,488,687

REAL ESTATE SERVICES—0.5%
Redfin Corp.*	41,056	849,038

REGIONAL BANKS—0.5%
SVB Financial Group*	3,501	881,272

RESEARCH & CONSULTING SERVICES—2.8%
CoStar Group, Inc.*	2,846	1,412,328
IHS Markit Ltd.*	33,607	1,924,337
Verisk Analytics, Inc., Cl. A	13,324	1,880,549
		5,217,214
RESTAURANTS—1.7%
Shake Shack, Inc., Cl. A*	15,574	954,686
Wingstop, Inc.	30,559	2,300,176
		3,254,862
SEMICONDUCTOR EQUIPMENT—2.0%
KLA-Tencor Corp.	14,904	1,899,962
Lam Research Corp.	9,075	1,882,427
		3,782,389
SEMICONDUCTORS—3.0%
Advanced Micro Devices, Inc.*	67,969	1,877,984
Microchip Technology, Inc.	9,688	967,734
Monolithic Power Systems, Inc.	5,861	912,616
Xilinx, Inc.	15,401	1,850,276
		5,608,610
SPECIALTY CHEMICALS—0.8%
WR Grace & Co.	19,145	1,446,979

SYSTEMS SOFTWARE—2.2%
ServiceNow, Inc.*	14,861	4,034,910

THRIFTS & MORTGAGE FINANCE—0.8%
LendingTree, Inc.*	3,709	1,427,297

TRADING COMPANIES & DISTRIBUTORS—0.8%
Fastenal Co.	20,236	1,427,650

TRUCKING—0.6%
Old Dominion Freight Line, Inc.	6,980	1,041,974
TOTAL COMMON STOCKS (Cost $146,906,730)		173,843,532

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

PREFERRED STOCKS—0.5%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	66,787	$384,025
Palantir Technologies, Inc., Cl. D*,@,(a)	8,701	50,031
		434,056
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	441,416
TOTAL PREFERRED STOCKS (Cost $1,486,719)		875,472

RIGHTS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.9%
Tolero CDR*,@,(a),(c)	590,059	1,675,768
(Cost $315,501)		1,675,768

MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Carlyle Group LP.	44,148	924,901
(Cost $907,407)		924,901

REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
HEALTH CARE—1.0%
Welltower, Inc.	25,016	1,864,443

INDUSTRIAL—1.4%
Americold Realty Trust	29,832	954,922
Rexford Industrial Realty, Inc.	44,791	1,697,131
		2,652,053
RESIDENTIAL—0.5%
Equity LifeStyle Properties, Inc.	8,066	941,302

SPECIALIZED—1.9%
Crown Castle International Corp.	29,030	3,651,393
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $8,169,547)		9,109,191

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(a)	314,956	—
(Cost $314,956)		—

PURCHASED OPTIONS—0.0%
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.0%
GrubHub, Inc., 5/17/19, 67.5*	$1,803,330	BNP Paribas	270	84,780
(Cost $146,418)				84,780

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $158,247,278)	99.5%	$186,513,644
Affiliated Securities (Cost $988,245)		441,416
Unaffiliated Securities (Cost $157,259,033)		186,072,228
Other Assets in Excess of Liabilities	0.5%	876,789
NET ASSETS	100.0%	$187,390,433

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
JS Kred SPV I, LLC	06/25/15	$314,956	0.15%	$0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	106,559	0.05%	94,162	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	441,023	0.22%	384,025	0.20%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	988,245	0.50%	441,416	0.24%
Toler o CDR	02/06/17	315,501	0.19%	1,675,768	0.89%
Total				$2,645,402	1.41%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMID CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—95.5%	SHARES	VALUE
AEROSPACE & DEFENSE—7.0%
HEICO Corp.	247,196	$26,086,594
Kratos Defense & Security Solutions, Inc.*	531,722	8,443,745
		34,530,339
AIR FREIGHT & LOGISTICS—1.0%
XPO Logistics, Inc.*	73,457	5,000,953

APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Canada Goose Holdings, Inc.*	236,934	12,649,906

APPLICATION SOFTWARE—24.0%
2U, Inc.*	125,558	7,596,259
Altair Engineering, Inc., Cl. A*	147,751	5,827,299
Avalara, Inc.*	139,157	8,192,173
Ebix, Inc.	176,332	8,901,239
Everbridge, Inc.*	230,762	17,051,004
Globant SA*	121,034	10,165,646
HubSpot, Inc.*	39,915	7,363,918
Paylocity Holding Corp.*	244,032	23,561,290
SPS Commerce, Inc.*	90,389	9,376,955
Telaria, Inc.*	204,240	1,472,570
The Trade Desk, Inc., Cl. A*	86,800	19,224,464
		118,732,817
ASSET MANAGEMENT & CUSTODY BANKS—0.1%
Hamilton Lane, Inc., Cl. A	6,046	295,408

BIOTECHNOLOGY—7.7%
ACADIA Pharmaceuticals, Inc.*	222,688	5,355,646
Acorda Therapeutics, Inc.*	243,742	2,547,104
Portola Pharmaceuticals, Inc.*	466,119	16,454,001
Puma Biotechnology, Inc.*	348,917	11,207,214
Ultragenyx Pharmaceutical, Inc.*	33,888	2,236,608
		37,800,573
EDUCATION SERVICES—5.0%
Chegg, Inc.*	687,818	24,520,712

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
nLight, Inc.*	57,390	1,499,601
Novanta, Inc.*	71,473	6,219,580
		7,719,181
ENVIRONMENTAL & FACILITIES SERVICES—3.0%
Casella Waste Systems, Inc., Cl. A*	391,239	14,601,039

GENERAL MERCHANDISE STORES—2.5%
Ollie’s Bargain Outlet Holdings, Inc.*	129,569	12,391,979

HEALTH CARE DISTRIBUTORS—1.5%
PetIQ, Inc., Cl. A*	271,495	7,457,968

HEALTH CARE EQUIPMENT—7.8%
Glaukos Corp.*	67,257	4,851,247
Insulet Corp.*	191,887	16,550,254
Nevro Corp.*	277,396	17,118,107
		38,519,608

THE ALGER FUNDS  |  ALGER SMID CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—95.5% (CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—2.0%
US Physical Therapy, Inc.	83,766	$9,757,901

HOTELS RESORTS & CRUISE LINES—0.4%
Lindblad Expeditions Holdings, Inc.*	118,751	1,924,954

INDUSTRIAL MACHINERY—2.0%
The Middleby Corp.*	76,769	10,143,488

INTERACTIVE MEDIA & SERVICES—0.5%
Care.com, Inc.*	136,075	2,279,256
Eventbrite, Inc., Cl. A*	5,556	138,900
		2,418,156
INTERNET & DIRECT MARKETING RETAIL—3.0%
Stamps.com, Inc.*	30,207	2,591,761
Wayfair, Inc., Cl. A*	77,781	12,612,189
		15,203,950
IT CONSULTING & OTHER SERVICES—3.3%
EPAM Systems, Inc.*	91,695	16,446,415

LEISURE FACILITIES—4.3%
Planet Fitness, Inc., Cl. A*	282,195	21,362,161

OIL & GAS EQUIPMENT & SERVICES—0.9%
Solaris Oilfield Infrastructure, Inc., Cl. A	270,127	4,589,458

PHARMACEUTICALS—2.3%
Aerie Pharmaceuticals, Inc.*	65,628	2,503,708
Dermira, Inc.*	805,922	8,937,675
		11,441,383
REAL ESTATE SERVICES—5.7%
FirstService Corp.	323,499	28,215,583

REGIONAL BANKS—3.1%
Independent Bank Group, Inc.	135,808	7,741,056
Signature Bank	55,926	7,386,147
		15,127,203
SEMICONDUCTORS—0.2%
Impinj, Inc.*	26,553	777,206

SYSTEMS SOFTWARE—0.7%
Rapid7, Inc.*	45,068	2,448,995
Zuora, Inc., Cl. A*	43,840	968,864
		3,417,859
THRIFTS & MORTGAGE FINANCE—1.0%
Axos Financial, Inc.*	151,829	4,967,845

TRADING COMPANIES & DISTRIBUTORS—2.3%
SiteOne Landscape Supply, Inc.*	170,502	11,474,785
TOTAL COMMON STOCKS (Cost $388,071,548)		471,488,830

THE ALGER FUNDS  |  ALGER SMID CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

PREFERRED STOCKS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$465,263

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc., Series DD*,@,(b)	49,317	458,155
TOTAL PREFERRED STOCKS (Cost $2,639,011)		923,418
Total Investments (Cost $390,710,559)	95.7%	$472,412,248
Affiliated Securities (Cost $1,041,633)	4.3%	465,263
Unaffiliated Securities (Cost $389,668,926)		471,946,985
Other Assets in Excess of Liabilities		21,453,737
NET ASSETS	100.0%	$493,865,985

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$1,597,378	0.14%	$458,155	0.09%
Prosetta Biosciences, Inc., Series D	02/06/15	1,041,633	0.10%	465,263	0.09%
Total				$923,418	0.18%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—97.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.9%
Hexcel Corp.	9,589	$678,038
Mercury Systems, Inc.*	27,468	2,005,713
		2,683,751
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Canada Goose Holdings, Inc.*	24,117	1,287,607

APPAREL RETAIL—1.6%
Burlington Stores, Inc.*	13,289	2,244,645

APPLICATION SOFTWARE—22.6%
ACI Worldwide, Inc.*	84,623	3,005,809
Avalara, Inc.*	63,211	3,721,232
Blackbaud, Inc.	34,112	2,704,740
Blackline, Inc.*	14,593	745,410
Coupa Software, Inc.*	14,692	1,518,124
Everbridge, Inc.*	22,591	1,669,249
Guidewire Software, Inc.*	21,822	2,324,043
HubSpot, Inc.*	17,880	3,298,681
Manhattan Associates, Inc.*	26,691	1,800,308
MicroStrategy, Inc., Cl. A*	9,233	1,382,180
Paycom Software, Inc.*	12,734	2,579,017
Q2 Holdings, Inc.*	30,311	2,286,056
Smartsheet, Inc., Cl. A*	23,611	999,454
SPS Commerce, Inc.*	12,433	1,289,799
Tyler Technologies, Inc.*	14,357	3,329,532
		32,653,634
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
WisdomTree Investments, Inc.	230,514	1,659,701

BIOTECHNOLOGY—6.4%
Bluebird Bio, Inc.*	5,756	816,373
CareDx, Inc.*	106,657	2,902,137
Exact Sciences Corp.*	14,708	1,451,533
Heron Therapeutics, Inc.*	13,974	302,956
Portola Pharmaceuticals, Inc.*	20,047	707,659
Repligen Corp.*	13,572	914,481
Sarepta Therapeutics, Inc.*	18,617	2,177,072
		9,272,211
ELECTRONIC COMPONENTS—1.0%
Dolby Laboratories, Inc., Cl. A	23,069	1,492,334

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.2%
Cognex Corp.	46,587	2,349,382
FLIR Systems, Inc.	43,472	2,301,408
		4,650,790
GENERAL MERCHANDISE STORES—0.8%
Ollie’s Bargain Outlet Holdings, Inc.*	11,453	1,095,365

HEALTH CARE EQUIPMENT—11.8%
ABIOMED, Inc.*	13,807	3,830,200
AxoGen, Inc.*	24,777	581,764

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—97.5% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—11.8% (CONT.)
Cantel Medical Corp.	39,949	$2,754,084
CryoPort, Inc.*	44,672	628,535
DexCom, Inc.*	14,549	1,761,447
Inogen, Inc.*	20,066	1,751,762
Insulet Corp.*	37,975	3,275,344
Tandem Diabetes Care, Inc.*	40,142	2,465,120
		17,048,256
HEALTH CARE SUPPLIES—5.6%
Neogen Corp.*	56,867	3,449,552
OraSure Technologies, Inc.*	68,810	650,943
Quidel Corp.*	61,500	3,932,310
		8,032,805
HEALTH CARE TECHNOLOGY—9.3%
Medidata Solutions, Inc.*	50,795	4,588,820
Veeva Systems, Inc., Cl. A*	46,026	6,437,657
Vocera Communications, Inc.*	74,674	2,378,367
		13,404,844
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
WageWorks, Inc.*	28,700	1,400,273

HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	54,555	1,546,634

INSURANCE BROKERS—0.4%
eHealth, Inc.*	8,927	542,226

INTERACTIVE HOME ENTERTAINMENT—2.0%
Take-Two Interactive Software, Inc.*	30,297	2,933,659

INTERACTIVE MEDIA & SERVICES—0.4%
Pinterest, Inc., Cl. A*	20,633	639,210

INTERNET & DIRECT MARKETING RETAIL—3.8%
Etsy, Inc.*	57,895	3,910,228
GrubHub, Inc.*	14,936	997,575
Waitr Holdings, Inc.*	56,984	556,164
		5,463,967
INTERNET SERVICES & INFRASTRUCTURE—1.7%
Shopify, Inc., Cl. A*	10,019	2,439,927

IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	15,505	1,072,791

LEISURE FACILITIES—1.9%
Planet Fitness, Inc., Cl. A*	35,387	2,678,796

LIFE SCIENCES TOOLS & SERVICES—5.4%
Bio-Techne Corp.	23,908	4,891,338
NanoString Technologies, Inc.*	58,204	1,511,558
PRA Health Sciences, Inc.*	15,488	1,499,548
		7,902,444
MANAGED HEALTH CARE—0.9%
HealthEquity, Inc.*	19,841	1,344,228

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—97.5% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.0%
Live Nation Entertainment, Inc.*	21,167	$1,383,052

OIL & GAS EQUIPMENT & SERVICES—1.1%
DMC Global, Inc.	23,034	1,596,256

OIL & GAS EXPLORATION & PRODUCTION—0.7%
Magnolia Oil & Gas Corp.*	76,861	1,013,028

PERSONAL PRODUCTS—0.3%
elf Beauty, Inc.*	39,705	507,827

PHARMACEUTICALS—1.0%
Aerie Pharmaceuticals, Inc.*	19,586	747,206
GW Pharmaceuticals PLC.#,*	4,119	697,388
		1,444,594
RESTAURANTS—2.0%
Shake Shack, Inc., Cl. A*	30,435	1,865,666
Wingstop, Inc.	13,971	1,051,597
		2,917,263
SEMICONDUCTORS—0.6%
Universal Display Corp.	5,643	900,623

SPECIALTY CHEMICALS—1.9%
Balchem Corp.	26,649	2,705,140

SPECIALTY STORES—1.0%
Five Below, Inc.*	10,146	1,485,273

SYSTEMS SOFTWARE—2.3%
Proofpoint, Inc.*	25,920	3,250,886
TOTAL COMMON STOCKS (Cost $77,585,343)		140,694,040

PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	101,883
(Cost $228,096)		101,883

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(b),(c)	174,782	496,381
(Cost $94,483)		496,381

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(b)	290,078	—
(Cost $290,078)		—
Total Investments (Cost $78,198,000)	97.9%	$141,292,304
Affiliated Securities (Cost $228,096)		101,883
Unaffiliated Securities (Cost $77,969,904)		141,190,421
Other Assets in Excess of Liabilities	2.1%	2,979,488
NET ASSETS	100.0%	$144,271,792

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
JS Kred SPV I, LLC	06/26/15	$290,078	0.15%	$0	0.00%
Prosetta Biosciences, Inc., Series D	02/06/15	228,096	0.10%	101,883	0.07%
Tolero CDR	02/06/17	94,483	0.08%	496,381	0.34%
Total				$598,264	0.41%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—96.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.6%
Mercury Systems, Inc.*	1,195,180	$87,272,044

APPAREL ACCESSORIES & LUXURY GOODS—3.1%
Canada Goose Holdings, Inc.*	1,946,706	103,934,633

APPLICATION SOFTWARE—21.2%
ACI Worldwide, Inc.*	959,360	34,076,467
ANSYS, Inc.*	405,277	79,353,237
Avalara, Inc.*	1,304,238	76,780,491
Blackbaud, Inc.	419,641	33,273,335
Blackline, Inc.*	1,327,950	67,831,686
Coupa Software, Inc.*	775,908	80,174,574
Everbridge, Inc.*	902,868	66,712,917
Guidewire Software, Inc.*	511,257	54,448,870
Paycom Software, Inc.*	330,646	66,965,734
Pluralsight, Inc., Cl. A*	337,357	11,972,800
PROS Holdings, Inc.*	772,009	39,557,741
Q2 Holdings, Inc.*	536,520	40,464,338
Tyler Technologies, Inc.*	206,608	47,914,461
		699,526,651
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
WisdomTree Investments, Inc.	7,529,509	54,212,465

BIOTECHNOLOGY—9.1%
CareDx, Inc.*	2,971,069	80,842,787
Exact Sciences Corp.*	589,650	58,192,558
Natera, Inc.*	3,356,905	64,150,455
Repligen Corp.*	1,465,536	98,747,816
		301,933,616
EDUCATION SERVICES—2.6%
Chegg, Inc.*	2,432,127	86,705,328

ELECTRONIC EQUIPMENT & INSTRUMENTS—8.3%
Cognex Corp.	2,432,554	122,673,698
FLIR Systems, Inc.	1,513,303	80,114,261
nLight, Inc.*	2,683,320	70,115,152
		272,903,111
GENERAL MERCHANDISE STORES—1.5%
Ollie’s Bargain Outlet Holdings, Inc.*	519,062	49,643,090

HEALTH CARE EQUIPMENT—18.3%
ABIOMED, Inc.*	227,723	63,172,637
Cantel Medical Corp.	846,711	58,372,256
CryoPort, Inc.*	4,039,639	56,837,721
Glaukos Corp.*	482,248	34,784,548
Heska Corp.*	853,222	66,261,221
Inogen, Inc.*	703,032	61,374,694
Insulet Corp.*	688,480	59,381,400
iRhythm Technologies, Inc.*	449,842	34,327,443
Tactile Systems Technology, Inc.*	1,260,071	62,701,133

THE ALGER FUNDS  |  ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—18.3% (CONT.)
Tandem Diabetes Care, Inc.*	1,751,607	$107,566,186
		604,779,239
HEALTH CARE SUPPLIES—3.0%
Neogen Corp.*	998,727	60,582,780
Quidel Corp.*	625,883	40,018,959
		100,601,739
HEALTH CARE TECHNOLOGY—6.0%
Medidata Solutions, Inc.*	748,872	67,653,096
Veeva Systems, Inc., Cl. A*	678,388	94,886,130
Vocera Communications, Inc.*	1,069,593	34,066,537
		196,605,763
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
WageWorks, Inc.*	1,413,206	68,950,321

INTERNET & DIRECT MARKETING RETAIL—1.0%
GrubHub, Inc.*	486,826	32,515,109

INTERNET SERVICES & INFRASTRUCTURE—2.9%
Shopify, Inc., Cl. A*	397,950	96,912,763

LIFE SCIENCES TOOLS & SERVICES—2.9%
Bio-Techne Corp.	467,876	95,722,751

MANAGED HEALTH CARE—1.2%
HealthEquity, Inc.*	598,384	40,540,516

RESTAURANTS—2.7%
Wingstop, Inc.	1,180,615	88,864,891

SPECIALTY CHEMICALS—1.6%
Balchem Corp.	519,799	52,764,796

SPECIALTY STORES—3.1%
Five Below, Inc.*	708,497	103,716,876

SYSTEMS SOFTWARE—1.9%
Proofpoint, Inc.*	505,758	63,432,168
TOTAL COMMON STOCKS (Cost $2,631,380,678)		3,201,537,870

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	33,810
(Cost $6,436)		33,810
Total Investments (Cost $2,631,387,114)	96.7%	$3,201,571,680
Unaffiliated Securities (Cost $2,631,387,114)		3,201,571,680
Other Assets in Excess of Liabilities	3.3%	110,698,508
NET ASSETS	100.0%	$3,312,270,188

THE ALGER FUNDS  |  ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Tolero CDR	02/06/17	$6,436	0.00%	$33,810	0.00%
Total				$33,810	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—94.7%	SHARES	VALUE
BIOTECHNOLOGY—31.4%
ACADIA Pharmaceuticals, Inc.*	44,000	$1,058,200
Acceleron Pharma, Inc.*	22,000	896,060
Adverum Biotechnologies, Inc.*	43,000	277,350
Alder Biopharmaceuticals, Inc.*	15,000	203,850
Alexion Pharmaceuticals, Inc.*	16,000	2,178,080
Allogene Therapeutics, Inc.*	10,000	299,500
Alnylam Pharmaceuticals, Inc.*	16,622	1,485,009
Amarin Corp., PLC.#,*	85,000	1,589,500
Amicus Therapeutics, Inc.*	70,000	933,800
Applied Genetic Technologies Corp.*	35,000	156,450
Argenx SE#,*	9,000	1,152,630
ArQule, Inc.*	85,000	507,450
Array BioPharma, Inc.*	85,000	1,921,850
Ascendis Pharma#,*	8,500	946,730
BeiGene Ltd.#,*	6,000	745,380
Biohaven Pharmaceutical Holding Co., Ltd.*	15,000	897,750
BioMarin Pharmaceutical, Inc.*	11,000	940,830
Bluebird Bio, Inc.*	9,000	1,276,470
CareDx, Inc.*	34,000	925,140
Clovis Oncology, Inc.*	40,447	738,967
CRISPR Therapeutics AG*	11,000	442,090
Emmaus Life Sciences, Inc.*,@,(a)	699,948	3,429,745
Enanta Pharmaceuticals, Inc.*	3,000	261,570
Epizyme, Inc.*	60,000	744,600
Exact Sciences Corp.*	5,000	493,450
Five Prime Therapeutics, Inc.*	60,000	664,800
Galapagos NV#,*	13,500	1,552,500
Global Blood Therapeutics, Inc.*	23,500	1,301,900
GlycoMimetics, Inc.*	15,000	182,550
Gossamer Bio, Inc.*	55,000	932,800
Halozyme Therapeutics, Inc.*	90,000	1,451,700
Heron Therapeutics, Inc.*	40,000	867,200
Incyte Corp.*	26,000	1,996,800
Insmed, Inc.*	13,000	395,720
Invitae Corp.*	71,000	1,677,020
Iovance Biotherapeutics, Inc.*	100,000	1,140,000
Kezar Life Sciences, Inc.*	20,500	386,835
Madrigal Pharmaceuticals, Inc.*	12,000	1,272,960
MeiraGTx Holdings PLC.*	12,000	234,360
Moderna, Inc.*	25,000	650,750
Neurocrine Biosciences, Inc.*	18,500	1,336,440
Oncocyte Corp.*	20,000	86,000
Portola Pharmaceuticals, Inc.*	40,000	1,412,000
REGENXBIO, Inc.*	32,000	1,612,800
Repligen Corp.*	20,000	1,347,600
Sage Therapeutics, Inc.*	7,000	1,177,610
Sarepta Therapeutics, Inc.*	57,000	6,665,580
Sierra Oncology, Inc.*	74,000	111,000

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—31.4% (CONT.)
T2 Biosystems, Inc.*	85,000	$218,450
Turning Point Therapeutics, Inc.*	60,000	2,088,000
Twist Bioscience Corp.*	2,500	59,150
Ultragenyx Pharmaceutical, Inc.*	15,000	990,000
uniQure NV*	7,000	393,330
Vertex Pharmaceuticals, Inc.*	44,000	7,435,120
Viking Therapeutics, Inc.*	55,000	430,650
Voyager Therapeutics, Inc.*	14,000	295,400
		64,869,476
HEALTH CARE EQUIPMENT—19.8%
Abbott Laboratories	107,108	8,521,513
ABIOMED, Inc.*	9,500	2,635,395
Boston Scientific Corp.*	70,000	2,598,400
Danaher Corp.	47,000	6,224,680
DexCom, Inc.*	43,000	5,206,010
IDEXX Laboratories, Inc.*	8,500	1,972,000
Insulet Corp.*	25,000	2,156,250
Intuitive Surgical, Inc.*	11,000	5,616,930
Masimo Corp.*	10,000	1,301,500
Stryker Corp.	10,000	1,889,100
Tandem Diabetes Care, Inc.*	29,060	1,784,575
Wright Medical Group NV*	37,000	1,094,090
		41,000,443
HEALTH CARE SERVICES—0.9%
Guardant Health, Inc.*	28,434	1,862,711

HEALTH CARE SUPPLIES—3.4%
Alcon, Inc.*	13,000	756,600
Align Technology, Inc.*	7,000	2,272,760
DENTSPLY SIRONA, Inc.	22,000	1,124,860
Silk Road Medical, Inc.*	18,000	749,520
STAAR Surgical Co.*	45,000	1,461,600
West Pharmaceutical Services, Inc.	5,500	680,845
		7,046,185
HEALTH CARE TECHNOLOGY—1.8%
Omnicell, Inc.*	10,000	803,600
Teladoc Health, Inc.*	24,407	1,388,270
Veeva Systems, Inc., Cl. A*	11,000	1,538,570
		3,730,440
INSURANCE BROKERS—0.7%
eHealth, Inc.*	23,534	1,429,455

LIFE SCIENCES TOOLS & SERVICES—10.6%
Bio-Techne Corp.	15,000	3,068,850
Illumina, Inc.*	19,000	5,928,000
Medpace Holdings, Inc.*	10,000	561,700
NanoString Technologies, Inc.*	110,000	2,856,700
NeoGenomics, Inc.*	55,000	1,145,650

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—10.6% (CONT.)
Thermo Fisher Scientific, Inc.	30,000	$8,323,500
		21,884,400
MANAGED HEALTH CARE—3.5%
Anthem, Inc.	5,500	1,446,665
UnitedHealth Group, Inc.	25,000	5,826,750
		7,273,415
PHARMACEUTICALS—22.6%
Aerie Pharmaceuticals, Inc.*	29,000	1,106,350
Allergan PLC.	31,000	4,557,000
AstraZeneca PLC.#	90,000	3,389,400
Canopy Growth Corp.*	20,000	1,010,400
Dermira, Inc.*	78,000	865,020
Eli Lilly & Co.	56,000	6,554,240
Evolus, Inc.*	16,000	390,080
GW Pharmaceuticals PLC.#,*	39,000	6,603,090
Horizon Pharma PLC.*	15,000	382,950
Johnson & Johnson	8,000	1,129,600
Merck & Co., Inc.	132,000	10,389,720
Novartis AG#	53,500	4,399,305
Novo Nordisk AS#	14,000	686,140
Pacira BioSciences, Inc.*	20,000	796,400
Roche Holding AG#	20,000	661,200
Tricida, Inc.*	24,000	822,240
Zoetis, Inc., Cl. A	17,000	1,731,280
Zogenix, Inc.*	31,000	1,208,690
		46,683,105
TOTAL COMMON STOCKS (Cost $163,235,207)		195,779,630

PREFERRED STOCKS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.9%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	1,803,706

PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	7,546	70,102
TOTAL PREFERRED STOCKS (Cost $4,282,562)		1,873,808

RIGHTS—2.7%	SHARES	VALUE
BIOTECHNOLOGY—2.7%
Tolero CDR*,@,(a),(c)	1,956,996	5,557,869
(Cost $1,044,370)		5,557,869

REAL ESTATE INVESTMENT TRUST—1.2%	SHARES	VALUE
HEALTH CARE—1.2%
HCP, Inc.	20,000	595,600
Welltower, Inc.	25,000	1,863,250
		2,458,850
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,383,268)		2,458,850

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $170,945,407)	99.5%	$205,670,157
Affiliated Securities (Cost $4,038,147)		1,803,706
Unaffiliated Securities (Cost $166,907,260)		203,866,451
Other Assets in Excess of Liabilities	0.5%	1,055,701
NET ASSETS	100.0%	$206,725,858

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Emmaus Life Sciences, Inc.	09/09/13	$800,000	0.42%	$1,568,000	0.76%
Emmaus Life Sciences, Inc.	06/06/14	556,721	0.28%	779,409	0.38%
Emmaus Life Sciences, Inc.	09/09/13	0	0.00%	1,082,336	0.52%
Intarcia Therapeutics, Inc., Series DD	03/27/14	290,376	0.15%	70,102	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	4,038,147	2.00%	1,803,706	0.87%
Toler o CDR	02/06/17	1,044,370	0.90%	5,557,869	2.69%
Total				$10,861,422	5.25%

See Notes to Financial Statements.

THE ALGER FUNDS |  ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—90.6%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
General Dynamics Corp.	5,529	$988,143
The Boeing Co.	6,697	2,529,390
United Technologies Corp.	6,152	877,337
		4,394,870
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	4,399	467,262

APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Tapestry, Inc.	20,548	663,084

APPAREL RETAIL—0.5%
The Gap, Inc.	22,808	594,833

ASSET MANAGEMENT & CUSTODY BANKS—1.7%
BlackRock, Inc., Cl. A	4,139	2,008,408

BIOTECHNOLOGY—1.7%
AbbVie, Inc.	9,348	742,138
Amgen, Inc.	4,100	735,212
Gilead Sciences, Inc.	9,700	630,888
		2,108,238
BUILDING PRODUCTS—0.6%
Johnson Controls International PLC.	17,415	653,063

CABLE & SATELLITE—1.6%
Comcast Corp., Cl. A	43,883	1,910,227

CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	8,632	578,776

COMMODITY CHEMICALS—0.3%
Dow, Inc.*	5,494	311,675

COMMUNICATIONS EQUIPMENT—1.6%
Cisco Systems, Inc.	33,444	1,871,192

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	6,613	566,999

DEPARTMENT STORES—0.6%
Kohl’s Corp.	9,720	691,092

DIVERSIFIED BANKS—6.6%
Bank of America Corp.	59,349	1,814,892
JPMorgan Chase & Co.	42,297	4,908,567
Wells Fargo & Co.	21,178	1,025,227
		7,748,686
ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	3,386	658,374

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC.	9,500	786,790

FINANCIAL EXCHANGES & DATA—2.1%
CME Group, Inc., Cl. A	14,068	2,516,765

HEALTH CARE EQUIPMENT—0.6%
Medtronic PLC.	7,950	706,040

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—90.6% (CONT.)	SHARES	VALUE
HEALTH CARE SERVICES—0.9%
CVS Health Corp.	20,048	$1,090,210

HOME IMPROVEMENT RETAIL—2.7%
The Home Depot, Inc.	15,551	3,167,739

HOTELS RESORTS & CRUISE LINES—1.2%
Extended Stay America, Inc.	36,181	648,002
Royal Caribbean Cruises Ltd.	6,485	784,296
		1,432,298
HOUSEHOLD PRODUCTS—1.8%
The Procter & Gamble Co.	20,040	2,133,859

HYPERMARKETS & SUPER CENTERS—1.1%
Walmart, Inc.	12,141	1,248,580

INDUSTRIAL CONGLOMERATES—2.9%
Honeywell International, Inc.	19,527	3,390,473

INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	6,023	1,239,473

INTEGRATED OIL & GAS—3.1%
Chevron Corp.	8,239	989,174
Exxon Mobil Corp.	19,901	1,597,652
TOTAL SA#	18,726	1,042,476
		3,629,302
INTEGRATED TELECOMMUNICATION SERVICES—3.3%
AT&T, Inc.	53,397	1,653,171
Verizon Communications, Inc.	39,128	2,237,730
		3,890,901
INTERACTIVE MEDIA & SERVICES—6.0%
Alphabet, Inc., Cl. A*	2,073	2,485,444
Alphabet, Inc., Cl. C*	2,010	2,388,845
Facebook, Inc., Cl. A*	11,268	2,179,231
		7,053,520
INTERNET & DIRECT MARKETING RETAIL—1.7%
Amazon.com, Inc.*	1,016	1,957,344

INVESTMENT BANKING & BROKERAGE—2.2%
Morgan Stanley	54,323	2,621,085

LEISURE FACILITIES—1.2%
Six Flags Entertainment Corp.	10,410	552,667
Vail Resorts, Inc.	3,724	852,237
		1,404,904
MANAGED HEALTH CARE—1.7%
UnitedHealth Group, Inc.	8,486	1,977,832

MULTI-LINE INSURANCE—0.8%
The Hartford Financial Services Group, Inc.	16,900	884,039

MULTI-UTILITIES—0.7%
Sempra Energy	6,674	853,938

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—90.6% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—0.9%
ConocoPhillips	17,676	$1,115,709

OIL & GAS REFINING & MARKETING—0.4%
Valero Energy Corp.	5,049	457,742

OIL & GAS STORAGE & TRANSPORTATION—0.6%
ONEOK, Inc.	10,458	710,412

PHARMACEUTICALS—8.0%
AstraZeneca PLC.#	20,069	755,799
Bristol-Myers Squibb Co.	10,866	504,508
Eli Lilly & Co.	16,009	1,873,693
GlaxoSmithKline PLC.#	24,476	1,006,698
Johnson & Johnson	16,787	2,370,324
Merck & Co., Inc.	10,374	816,538
Pfizer, Inc.	52,638	2,137,629
		9,465,189
RAILROADS—0.8%
Union Pacific Corp.	4,993	883,961

RESTAURANTS—1.3%
Darden Restaurants, Inc.	5,065	595,644
McDonald’s Corp.	4,595	907,834
		1,503,478
SEMICONDUCTOR EQUIPMENT—1.2%
KLA-Tencor Corp.	10,895	1,388,895

SEMICONDUCTORS—3.6%
Broadcom, Inc.	7,270	2,314,768
QUALCOMM, Inc.	13,296	1,145,185
Taiwan Semiconductor Manufacturing Co., Ltd.#	17,409	762,862
		4,222,815
SOFT DRINKS—2.6%
PepsiCo, Inc.	15,503	1,985,159
The Coca-Cola Co.	20,700	1,015,542
		3,000,701
SPECIALTY CHEMICALS—0.5%
DowDuPont, Inc.	16,483	633,771

SYSTEMS SOFTWARE—7.6%
Microsoft Corp.	67,790	8,853,374

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.0%
Apple, Inc.	23,127	4,640,895

TOBACCO—1.8%
Altria Group, Inc.	39,514	2,146,796
TOTAL COMMON STOCKS (Cost $57,016,832)		106,235,609

MASTER LIMITED PARTNERSHIP—2.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
The Blackstone Group LP.	44,208	1,744,448

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—2.2% (CONT.)	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP.	17,862	$782,713
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,581,738)		2,527,161

REAL ESTATE INVESTMENT TRUST—4.7%	SHARES	VALUE
HEALTH CARE—0.8%
Welltower, Inc.	12,080	900,322

INDUSTRIAL—0.5%
Americold Realty Trust	19,681	629,989

MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A	26,124	929,753

SPECIALIZED—2.6%	11,857	1,491,373
Crown Castle International Corp.	12,366	688,663
CyrusOne, Inc.	10,909	901,847
Lamar Advertising Co., Cl. A		3,081,883
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $4,283,130)		5,541,947
Total Investments (Cost $62,881,700)	97.5%	$114,304,717
Unaffiliated Securities (Cost $62,881,700)		114,304,717
Other Assets in Excess of Liabilities	2.5%	2,911,773
NET ASSETS	100.0%	$117,216,490

# American Depositary Receipts.

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER 25 FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—95.1%	SHARES	VALUE
AEROSPACE & DEFENSE—4.1%
HEICO Corp.	4,935	$520,790

APPLICATION SOFTWARE—10.1%
Adobe, Inc.*	2,304	666,432
salesforce.com, Inc.*	3,810	629,983
		1,296,415
AUTO PARTS & EQUIPMENT—1.7%
Aptiv PLC.	2,579	221,020

DATA PROCESSING & OUTSOURCED SERVICES—9.1%
PayPal Holdings, Inc.*	2,667	300,758
Visa, Inc., Cl. A	5,239	861,449
		1,162,207
DIVERSIFIED SUPPORT SERVICES—3.5%
Cintas Corp.	2,095	454,908

FINANCIAL EXCHANGES & DATA—7.1%
CME Group, Inc., Cl. A	3,522	630,086
S&P Global, Inc.	1,260	278,032
		908,118
INTERACTIVE MEDIA & SERVICES—7.7%
Alphabet, Inc., Cl. C*	510	606,125
Facebook, Inc., Cl. A*	1,959	378,871
		984,996
INTERNET & DIRECT MARKETING RETAIL—13.4%
Altaba, Inc.*	7,113	536,249
Amazon.com, Inc.*	613	1,180,957
		1,717,206
IT CONSULTING & OTHER SERVICES—0.8%
Endava PLC.#,*	2,911	96,267

LEISURE FACILITIES—1.9%
Vail Resorts, Inc.	1,075	246,014

LIFE SCIENCES TOOLS & SERVICES—1.9%
Illumina, Inc.*	798	248,976

MANAGED HEALTH CARE—3.6%
UnitedHealth Group, Inc.	1,999	465,907

MOVIES & ENTERTAINMENT—2.2%
Netflix, Inc.*	751	278,275

PROPERTY & CASUALTY INSURANCE—4.6%
The Progressive Corp.	7,570	591,595

SEMICONDUCTOR EQUIPMENT—3.0%
Applied Materials, Inc.	8,581	378,165

SEMICONDUCTORS—7.9%
Broadcom, Inc.	1,569	499,569
QUALCOMM, Inc.	5,935	511,181
		1,010,750

THE ALGER FUNDS  |  ALGER 25 FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—95.1% (CONT.)	SHARES	VALUE
SPECIALTY CHEMICALS—2.9%
The Sherwin-Williams Co.	831	$377,964

SYSTEMS SOFTWARE—9.6%
Microsoft Corp.	9,415	1,229,599
TOTAL COMMON STOCKS (Cost $10,077,717)		12,189,172

REAL ESTATE INVESTMENT TRUST—2.6%	SHARES	VALUE
SPECIALIZED—2.6%
SBA Communications Corp., Cl. A*	1,631	332,284
(Cost $279,136)		332,284
Total Investments (Cost $10,356,853)	97.7%	$12,521,456
Unaffiliated Securities (Cost $10,356,853)		12,521,456
Other Assets in Excess of Liabilities	2.3%	300,586
NET ASSETS	100.0%	$12,822,042

* Non-income producing security.

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER 35 FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—93.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
HEICO Corp.	1,787	$188,582

APPAREL ACCESSORIES & LUXURY GOODS—3.6%
Lululemon Athletica, Inc.*	863	152,190
Moncler SpA	4,159	171,002
		323,192
APPLICATION SOFTWARE—6.7%
Adobe, Inc.*	1,320	381,810
salesforce.com, Inc.*	1,317	217,766
		599,576
DATA PROCESSING & OUTSOURCED SERVICES—10.5%
Fiserv, Inc.*	3,911	341,196
Square, Inc., Cl. A*	2,494	181,613
Visa, Inc., Cl. A	2,542	417,981
		940,790
DIVERSIFIED SUPPORT SERVICES—3.3%
Cintas Corp.	1,369	297,265

ELECTRIC UTILITIES—2.9%
NextEra Energy, Inc.	1,314	255,494

FINANCIAL EXCHANGES & DATA—4.2%
MarketAxess Holdings, Inc.	703	195,666
S&P Global, Inc.	818	180,500
		376,166
GENERAL MERCHANDISE STORES—3.1%
Dollar Tree, Inc.*	2,480	275,974

HEALTH CARE EQUIPMENT—10.4%
Abbott Laboratories	2,276	181,079
ABIOMED, Inc.*	647	179,484
DexCom, Inc.*	1,082	130,998
Intuitive Surgical, Inc.*	524	267,570
Tandem Diabetes Care, Inc.*	2,821	173,238
		932,369
HEALTH CARE SERVICES—2.0%
CVS Health Corp.	3,311	180,052

HEALTH CARE TECHNOLOGY—2.1%
Veeva Systems, Inc., Cl. A*	1,359	190,083

INDUSTRIAL CONGLOMERATES—2.0%
General Electric Co.	17,425	177,212

INTERACTIVE MEDIA & SERVICES—6.5%
Alphabet, Inc., Cl. C*	493	585,921

INTERNET & DIRECT MARKETING RETAIL—7.9%
Amazon.com, Inc.*	367	707,033

IT CONSULTING & OTHER SERVICES—1.0%
Endava PLC.#,*	2,701	89,322

LIFE SCIENCES TOOLS & SERVICES—6.0%
Bio-Techne Corp.	913	186,791

THE ALGER FUNDS  |  ALGER 35 FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—93.0% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—6.0% (CONT.)
Illumina, Inc.*	371	$115,752
NanoString Technologies, Inc.*	9,156	237,781
		540,324
MOVIES & ENTERTAINMENT—2.6%
Live Nation Entertainment, Inc.*	3,513	229,539

SEMICONDUCTOR EQUIPMENT—2.0%
Applied Materials, Inc.	4,010	176,721

SEMICONDUCTORS—4.1%
Advanced Micro Devices, Inc.*	3,553	98,169
QUALCOMM, Inc.	3,072	264,591
		362,760
SYSTEMS SOFTWARE—10.0%
Microsoft Corp.	5,515	720,259
ServiceNow, Inc.*	670	181,912
		902,171
TOTAL COMMON STOCKS (Cost $7,303,429)		8,330,546

REAL ESTATE INVESTMENT TRUST—3.2%	SHARES	VALUE
SPECIALIZED—3.2%
Crown Castle International Corp.	2,244	282,250
(Cost $245,518)		282,250
Total Investments (Cost $7,548,947)	96.2%	$8,612,796
Unaffiliated Securities (Cost $7,548,947)		8,612,796
Other Assets in Excess of Liabilities	3.8%	342,704
NET ASSETS	100.0%	$8,955,500

* Non-income producing security.

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited)

	Alger Capital	Alger International
	Appreciation Fund	Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,908,687,364	$135,707,004
Unrealized appreciation on forward foreign currency contracts	—	220
Cash and cash equivalents	20,826,537	4,987,727
Foreign cash †	—	56,722
Receivable for investment securities sold	26,117,810	2,656,609
Receivable for shares of beneficial interest sold	6,993,122	10,471
Dividends and interest receivable	830,255	474,651
Receivable from Investment Manager	—	11,529
Prepaid expenses	242,854	75,258
Total Assets	2,963,697,942	143,980,191

LIABILITIES:
Payable for investment securities purchased	34,874,398	3,229,310
Payable for shares of beneficial interest redeemed	6,453,314	358,565
Payable for foreign capital gain tax	—	43,821
Accrued investment advisory fees	1,905,370	85,799
Accrued transfer agent fees	865,824	44,629
Accrued distribution fees	496,563	41,904
Accrued administrative fees	68,742	3,323
Accrued shareholder administrative fees	33,566	1,909
Accrued trustee fees	8,242	405
Accrued other expenses	311,895	79,304
Total Liabilities	45,017,914	3,888,969
NET ASSETS	$2,918,680,028	$140,091,222

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,882,755,016	141,697,816
Distributable earnings (Distributions in excess of earnings)	1,035,925,012	(1,606,594)
NET ASSETS	$2,918,680,028	$140,091,222

* Identified cost	$1,955,884,466	(a)	$122,836,620	(b)
† Cost of foreign cash	$—		$56,467

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Capital Appreciation Fund	Alger International Focus Fund
NET ASSETS BY CLASS:
Class A	$1,271,031,865	$102,583,550
Class B	$9,963,058	$18,449,707
Class C	$248,341,344	$4,189,745
Class I	$—	$1,264,746
Class Z	$1,389,343,761	$13,603,474

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	47,832,384	6,712,593
Class B	494,527	1,394,160
Class C	12,254,296	322,799
Class I	—	82,698
Class Z	50,608,826	881,849

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$26.57	$15.28
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.04	$16.13
Class B — Net Asset Value Per Share Class B	$20.15	$13.23
Class C — Net Asset Value Per Share Class C	$20.27	$12.98
Class I — Net Asset Value Per Share Class I	$—	$15.29
Class Z — Net Asset Value Per Share Class Z	$27.45	$15.43

See Notes to Financial Statements.

(a)

At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,970,284,550, amounted to $938,402,814 which consisted of aggregate gross unrealized appreciation of $957,707,456 and aggregate gross unrealized depreciation of $19,304,642.

(b)

At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $122,901,600, amounted to $12,805,624 which consisted of aggregate gross unrealized appreciation of $8,737,881 and aggregate gross unrealized depreciation of $5,932,257.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$186,072,228	$471,946,985
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	441,416	465,263
Cash and cash equivalents	2,167,554	19,225,017
Receivable for investment securities sold	3,188,690	3,427,254
Receivable for shares of beneficial interest sold	29,923	5,769,379
Dividends and interest receivable	60,406	162,610
Receivable from Investment Manager	7,138	—
Prepaid expenses	83,371	86,077
Total Assets	192,050,726	501,082,585

LIABILITIES:
Payable for investment securities purchased	4,202,626	6,222,873
Payable for shares of beneficial interest redeemed	132,131	371,684
Accrued investment advisory fees	123,097	332,229
Due to investment advisor	—	4,711
Accrued transfer agent fees	60,132	95,484
Accrued distribution fees	51,180	84,751
Accrued administrative fees	4,454	11,279
Accrued shareholder administrative fees	2,576	5,115
Accrued trustee fees	546	1,207
Accrued other expenses	83,551	87,267
Total Liabilities	4,660,293	7,216,600
NET ASSETS	$187,390,433	$493,865,985

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	154,452,923	404,932,046
Distributable earnings	32,937,510	88,933,939
NET ASSETS	$187,390,433	$493,865,985

* Identified cost	$157,259,033	(a)	$389,668,926	(b)
** Identified cost	$988,245	(a)	$1,041,633	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$147,898,267	$136,707,572
Class B	$15,184,288	$—
Class C	$7,077,788	$44,573,547
Class I	$—	$87,452,176
Class Y	$—	$8,464,763
Class Z	$17,230,090	$216,667,927

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,929,394	9,782,084
Class B	1,307,808	—
Class C	618,290	4,688,814
Class I	—	6,099,588
Class Y	—	586,271
Class Z	1,142,957	14,597,209

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.89	$13.98
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$15.72	$14.75
Class B — Net Asset Value Per Share Class B	$11.61	$—
Class C — Net Asset Value Per Share Class C	$11.45	$9.51
Class I — Net Asset Value Per Share Class I	$—	$14.34
Class Y — Net Asset Value Per Share Class Y	$—	$14.44
Class Z — Net Asset Value Per Share Class Z	$15.08	$14.84

See Notes to Financial Statements.

(a)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $158,534,211, amounted to $27,979,433 which consisted of aggregate gross unrealized appreciation of $30,489,598 and aggregate gross unrealized depreciation of $2,510,165.

(b)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $394,009,767, amounted to $78,402,481 which consisted of aggregate gross unrealized appreciation of $98,499,234 and aggregate gross unrealized depreciation of $20,096,753.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$141,190,421	$3,201,571,680
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	101,883	—
Cash and cash equivalents	2,748,113	95,651,561
Receivable for investment securities sold	364,681	38,622,606
Receivable for shares of beneficial interest sold	124,306	20,065,621
Dividends and interest receivable	90,681	160,571
Receivable from Investment Manager	3,456	—
Prepaid expenses	80,209	304,785
Total Assets	144,703,750	3,356,376,824

LIABILITIES:
Payable for investment securities purchased	—	32,999,054
Payable for shares of beneficial interest redeemed	168,576	7,975,075
Accrued investment advisory fees	99,526	2,101,710
Due to investment advisor	—	134
Accrued transfer agent fees	46,358	312,723
Accrued distribution fees	34,122	377,837
Accrued administrative fees	3,379	77,063
Accrued shareholder administrative fees	1,945	32,074
Accrued trustee fees	412	8,967
Accrued other expenses	77,640	221,999
Total Liabilities	431,958	44,106,636
NET ASSETS	$144,271,792	$3,312,270,188

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	79,629,631	2,810,065,367
Distributable earnings	64,642,161	502,204,821
NET ASSETS	$144,271,792	$3,312,270,188

* Identified cost	$77,969,904	(a)	$2,631,387,114	(b)
** Identified cost	$228,096	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$118,982,713	$526,095,259
Class B	$4,914,407	$—
Class C	$5,499,224	$196,713,147
Class I	$—	$451,745,283
Class Y	$—	$33,370,069
Class Z	$14,875,448	$2,104,346,430

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	12,536,638	25,704,980
Class B	717,144	—
Class C	832,125	10,689,312
Class I	—	21,523,293
Class Y	—	1,565,743
Class Z	1,517,873	98,742,080

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.49	$20.47
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.02	$21.60
Class B — Net Asset Value Per Share Class B	$6.85	$—
Class C — Net Asset Value Per Share Class C	$6.61	$18.40
Class I — Net Asset Value Per Share Class I	$—	$20.99
Class Y — Net Asset Value Per Share Class Y	$—	$21.31
Class Z — Net Asset Value Per Share Class Z	$9.80	$21.31

See Notes to Financial Statements.

(a)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $79,243,829, amounted to $62,048,475 which consisted of aggregate gross unrealized appreciation of $66,130,683 and aggregate gross unrealized depreciation of $4,082,208.

(b)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,643,417,524, amounted to $558,154,156 which consisted of aggregate gross unrealized appreciation of $677,121,010 and aggregate gross unrealized depreciation of $118,966,854.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$203,866,451	$114,304,717
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,803,706	—
Cash and cash equivalents	1,081,526	2,967,270
Receivable for investment securities sold	2,697,631	614,294
Receivable for shares of beneficial interest sold	682,470	5,646
Dividends and interest receivable	65,992	168,311
Receivable from Investment Manager	—	1,300
Prepaid expenses	57,594	55,459
Total Assets	210,255,370	118,116,997

LIABILITIES:
Payable for investment securities purchased	2,965,699	475,593
Payable for shares of beneficial interest redeemed	279,022	252,678
Accrued investment advisory fees	103,379	50,713
Due to investment advisor	697	—
Accrued transfer agent fees	63,639	34,065
Accrued distribution fees	40,020	30,602
Accrued administrative fees	5,169	2,789
Accrued shareholder administrative fees	2,684	1,525
Accrued trustee fees	647	353
Accrued other expenses	68,556	52,189
Total Liabilities	3,529,512	900,507
NET ASSETS	$206,725,858	$117,216,490

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	163,799,467	62,584,818
Distributable earnings	42,926,391	54,631,672
NET ASSETS	$206,725,858	$117,216,490

* Identified cost	$166,907,260	(a)	$62,881,700	(b)
** Identified cost	$4,038,147	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$122,468,482	$74,091,901
Class C	$13,530,553	$16,578,536
Class Z	$70,726,823	$26,546,053

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,664,334	1,778,561
Class C	666,770	403,747
Class Z	2,684,155	636,521

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$26.26	$41.66
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$27.71	$43.97
Class C — Net Asset Value Per Share Class C	$20.29	$41.06
Class Z — Net Asset Value Per Share Class Z	$26.35	$41.70

See Notes to Financial Statements.

(a)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $172,510,498, amounted to $33,159,659 which consisted of aggregate gross unrealized appreciation of $40,628,673 and aggregate gross unrealized depreciation of $7,469,014.

(b)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $62,470,843, amounted to $51,833,874 which consisted of aggregate gross unrealized appreciation of $52,910,365 and aggregate gross unrealized depreciation of $1,076,491.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$12,521,456	$8,612,796
Cash and cash equivalents	10,890	427,435
Receivable for investment securities sold	309,400	730,722
Dividends and interest receivable	—	2,657
Receivable from Investment Manager	12,585	14,430
Prepaid expenses	26,018	28,098
Total Assets	12,880,349	9,816,138

LIABILITIES:
Payable for investment securities purchased	—	826,541
Accrued investment advisory fees	26,585	2,309
Accrued transfer agent fees	458	2,075
Accrued distribution fees	51	40
Accrued administrative fees	300	212
Accrued shareholder administrative fees	119	83
Accrued trustee fees	35	25
Accrued other expenses	30,759	29,353
Total Liabilities	58,307	860,638
NET ASSETS	$12,822,042	$8,955,500

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	11,059,187	7,938,267
Distributable earnings	1,762,855	1,017,233
NET ASSETS	$12,822,042	$8,955,500

* Identified cost	$10,356,853	(a)	$7,548,947	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class P	$12,660,963	$8,845,353
Class P-2	$161,079	$110,147

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class P	1,056,091	782,986
Class P-2	13,392	9,710

NET ASSET VALUE PER SHARE:
Class P — Net Asset Value Per Share Class P	$11.99	$11.30
Class P-2 — Net Asset Value Per Share Class P-2	$12.03	$11.34

See Notes to Financial Statements.

(a)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,460,856, amounted to $2,060,600 which consisted of aggregate gross unrealized appreciation of $2,177,259 and aggregate gross unrealized depreciation of $116,659.

(b)         At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,573,539, amounted to $1,039,257 which consisted of aggregate gross unrealized appreciation of $1,149,385 and aggregate gross unrealized depreciation of $110,128.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited)

	Alger Capital Appreciation Fund	Alger International Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$13,350,199	$646,853
Interest	589,842	30,392
Total Income	13,940,041	677,245

EXPENSES:
Advisory fees — Note 3(a)	10,302,528	465,403
Distribution fees — Note 3(c)
Class A	1,496,504	119,670
Class B	48,445	81,990
Class C	1,169,151	21,061
Class I	—	2,166
Shareholder administrative fees — Note 3(f)	180,911	10,336
Administration fees — Note 3(b)	368,740	18,026
Custodian fees	68,568	65,970
Interest expenses	—	578
Transfer agent fees and expenses — Note 3(f)	870,826	56,335
Printing fees	193,150	25,749
Professional fees	110,050	31,220
Registration fees	49,857	39,524
Trustee fees — Note 3(g)	48,947	2,467
Fund accounting fees	183,931	14,932
Miscellaneous	107,586	8,846
Total Expenses	15,199,194	964,273
Less, expense reimbursements/waivers — Note 3(a)	—	(26,275)
Net Expenses	15,199,194	937,998
NET INVESTMENT LOSS	(1,259,153)	(260,753)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	104,160,695	(10,318,124)
Net realized gain on forward foreign currency contracts	—	12,665
Net realized gain (loss) on foreign currency transactions	1,685	(73,037)
Net change in unrealized appreciation on unaffiliated investments	234,377,666	23,850,856
Net change in unrealized appreciation on forward foreign currency contracts	—	220
Net change in unrealized (depreciation) on foreign currency	—	(6,693)
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	338,540,046	13,465,887

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,280,893	$13,205,134

* Foreign withholding taxes	$2,894	$85,196

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap Growth Fund	Alger SMid Cap Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$610,476	$271,523
Interest	16,303	135,184
Total Income	626,779	406,707

EXPENSES:
Advisory fees — Note 3(a)	654,149	1,466,062
Distribution fees — Note 3(c)
Class A	169,935	141,268
Class B	71,610	—
Class C	34,639	183,180
Class I	—	61,287
Shareholder administrative fees — Note 3(f)	13,716	22,963
Administration fees — Note 3(b)	23,670	49,774
Custodian fees	32,549	33,461
Interest expenses	310	—
Transfer agent fees and expenses — Note 3(f)	71,663	110,366
Printing fees	17,630	37,742
Professional fees	31,960	33,035
Registration fees	30,674	57,925
Trustee fees — Note 3(g)	3,207	6,717
Fund accounting fees	17,826	31,949
Miscellaneous	10,370	20,975
Total Expenses	1,183,908	2,256,704
Less, expense reimbursements/waivers — Note 3(a)	(7,138)	(3,433)
Net Expenses	1,176,770	2,253,271
NET INVESTMENT LOSS	(549,991)	(1,846,564)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	5,510,064	14,787,654
Net change in unrealized appreciation on unaffiliated investments and purchased options	14,837,999	47,793,137
Net change in unrealized (depreciation) on affiliated investments	(248,159)	(261,565)
Net realized and unrealized gain on investments, options and foreign currency	20,099,904	62,319,226
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,549,913	$60,472,662

* Foreign withholding taxes	$—	$11,864

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
INCOME:
Dividends	$147,149	$3,318,381
Interest	19,878	1,024,478
Total Income	167,027	4,342,859

EXPENSES:
Advisory fees — Note 3(a)	529,715	9,723,914
Distribution fees — Note 3(c)
Class A	135,658	492,660
Class B	22,354	—
Class C	26,070	769,928
Class I	—	492,928
Shareholder administrative fees — Note 3(f)	10,381	147,466
Administration fees — Note 3(b)	17,984	356,544
Custodian fees	32,012	60,143
Interest expenses	418	—
Transfer agent fees and expenses — Note 3(f)	56,687	509,523
Printing fees	16,010	232,375
Professional fees	31,650	81,535
Registration fees	31,641	207,775
Trustee fees — Note 3(g)	2,364	51,697
Fund accounting fees	15,210	195,278
Miscellaneous	10,285	77,953
Total Expenses	938,439	13,399,719
Less, expense reimbursements/waivers — Note 3(a)	(10,814)	(5,100)
Net Expenses	927,625	13,394,619
NET INVESTMENT LOSS	(760,598)	(9,051,760)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on unaffiliated investments	3,587,589	(46,895,669)
Net change in unrealized appreciation on unaffiliated investments	11,738,016	325,983,186
Net change in unrealized (depreciation) on affiliated investments	(57,277)	—
Net realized and unrealized gain on investments	15,268,328	279,087,517
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,507,730	$270,035,757

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$865,869	$1,544,706
Interest	18,127	30,754
Income from securities lending	—	5,142
Total Income	883,996	1,580,602

EXPENSES:
Advisory fees — Note 3(a)	561,504	272,547
Distribution fees — Note 3(c)
Class A	157,613	86,536
Class C	71,207	79,328
Shareholder administrative fees — Note 3(f)	14,770	8,216
Administration fees — Note 3(b)	28,075	14,990
Custodian fees	34,776	25,426
Interest expenses	1,693	—
Transfer agent fees and expenses — Note 3(f)	73,788	43,514
Printing fees	19,870	11,722
Professional fees	28,588	19,918
Registration fees	30,206	24,965
Trustee fees — Note 3(g)	3,912	2,181
Fund accounting fees	19,839	12,576
Miscellaneous	41,291	7,063
Total Expenses	1,087,132	608,982
Less, expense reimbursements/waivers — Note 3(a)	(12,291)	(9,841)
Net Expenses	1,074,841	599,141
NET INVESTMENT INCOME (LOSS)	(190,845)	981,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	9,960,272	2,484,005
Net realized (loss) on foreign currency transactions	(2,111)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(8,489,269)	5,417,949
Net change in unrealized (depreciation) on affiliated investments	(1,014,023)	—
Net realized and unrealized gain on investments and foreign currency	454,869	7,901,954
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,024	$8,883,415

* Foreign withholding taxes	$14,950	$9,248

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
INCOME:
Dividends	$73,100	$27,024
Interest	3,155	2,938
Total Income	76,255	29,962

EXPENSES:
Advisory fees — Note 3(a)	40,367	12,111
Distribution fees — Note 3(c)
Class P-2	51	40
Shareholder administrative fees — Note 3(f)	613	439
Administration fees — Note 3(b)	1,563	1,110
Custodian fees	24,680	23,980
Interest expenses	3	—
Transfer agent fees and expenses — Note 3(f)	2,680	5,633
Printing fees	18,913	16,563
Professional fees	17,653	17,772
Registration fees	26,260	28,434
Trustee fees — Note 3(g)	221	156
Fund accounting fees	5,703	5,485
Miscellaneous	2,491	2,525
Total Expenses	141,198	114,248
Less, expense reimbursements/waivers — Note 3(a)	(95,041)	(98,020)
Net Expenses	46,157	16,228
NET INVESTMENT INCOME	30,098	13,734

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(253,178)	(23,077)
Net realized gain on foreign currency transactions	—	27
Net change in unrealized appreciation on unaffiliated investments	1,744,480	832,399
Net change in unrealized (depreciation) on foreign currency	—	(3)
Net realized and unrealized gain on investments and foreign currency	1,491,302	809,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,521,400	$823,080

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment loss	$(1,259,153)	$(4,911,418)
Net realized gain on investments and foreign currency	104,162,380	296,832,752
Net change in unrealized appreciation (depreciation) on investments and foreign currency	234,377,666	(53,517,827)
Net increase in net assets resulting from operations	337,280,893	238,403,507

Dividends and distributions to shareholders:
Class A	(118,060,867)	(90,475,149)
Class B	(1,233,773)	(1,094,453)
Class C	(29,263,718)	(23,150,679)
Class Z	(117,391,542)	(68,306,869)
Total dividends and distributions to shareholders	(265,949,900)	(183,027,150)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(16,581,999)	(276,982,859)
Class B	(547,180)	(4,198,478)
Class C	5,900,602	(54,764,607)
Class Z	106,055,684	231,832,711
Net increase (decrease) from shares of beneficial interest transactions — Note 6	94,827,107	(104,113,233)
Total increase (decrease)	166,158,100	(48,736,876)

Net Assets:
Beginning of period	2,752,521,928	2,801,258,804
END OF PERIOD	$2,918,680,028	$2,752,521,928

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment income (loss)	$(260,753)	$461,689
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(10,378,496)	2,373,532
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency	23,844,383	(25,717,220)
Net increase (decrease) in net assets resulting from operations	13,205,134	(22,881,999)

Dividends and distributions to shareholders:
Class A	(2,881,102)	(5,895,272)
Class B	(467,635)	(1,207,195)
Class C	(92,353)	(604,319)
Class I	(57,640)	(86,375)
Class Z	(450,854)	(1,162,504)
Total dividends and distributions to shareholders	(3,949,584)	(8,955,665)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,286,562)	1,076,718
Class B	(458,720)	(2,899,081)
Class C	(798,482)	(6,000,077)
Class I	(969,379)	871,931
Class Z	(1,859,319)	(3,447,273)
Net decrease from shares of beneficial interest transactions — Note 6	(6,372,462)	(10,397,782)
Total increase (decrease)	2,883,088	(42,235,446)

Net Assets:
Beginning of period	137,208,134	179,443,580
END OF PERIOD	$140,091,222	$137,208,134

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment loss	$(549,991)	$(1,654,418)
Net realized gain on investments, escrow receivable and foreign currency	5,510,064	11,560,535
Net change in unrealized appreciation on investments, options, escrow receivable and foreign currency	14,589,840	1,005,085
Net increase in net assets resulting from operations	19,549,913	10,911,202

Dividends and distributions to shareholders:
Class A	(6,913,344)	(1,134,276)
Class B	(922,266)	(183,818)
Class C	(462,451)	(160,862)
Class Z	(720,658)	(116,909)
Total dividends and distributions to shareholders	(9,018,719)	(1,595,865)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,009,837	(5,105,127)
Class B	(828,412)	(3,817,051)
Class C	(819,264)	(8,896,953)
Class Z	1,889,082	197,627
Net increase (decrease) from shares of beneficial interest transactions — Note 6	1,251,243	(17,621,504)
Total increase (decrease)	11,782,437	(8,306,167)

Net Assets:
Beginning of period	175,607,996	183,914,163
END OF PERIOD	$187,390,433	$175,607,996

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger SMid Cap Focus Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment loss	$(1,846,564)	$(3,059,307)
Net realized gain on investments and foreign currency	14,787,654	25,102,026
Net change in unrealized appreciation on investments and foreign currency	47,531,572	1,396,512
Net increase in net assets resulting from operations	60,472,662	23,439,231

Dividends and distributions to shareholders:
Class A	(8,577,662)	(9,645,921)
Class C	(3,989,889)	(5,076,126)
Class I	(2,940,481)	(2,662,491)
Class Y	(413,909)	(12,512)
Class Z	(10,810,369)	(7,000,164)
Total dividends and distributions to shareholders	(26,732,310)	(24,397,214)

Increase from shares of beneficial interest transactions:
Class A	15,812,287	25,710,799
Class C	6,317,001	5,154,616
Class I	45,835,857	11,640,324
Class Y	3,984,501	4,008,840
Class Z	53,229,384	96,878,755
Net increase from shares of beneficial interest transactions — Note 6	125,179,030	143,393,334
Total increase	158,919,382	142,435,351

Net Assets:
Beginning of period	334,946,603	192,511,252
END OF PERIOD	$493,865,985	$334,946,603

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the	For the Year
	Six Months Ended April 30, 2019	Ended October 31, 2018

Net investment loss	$(760,598)	$(1,519,891)
Net realized gain on investments, escrow receivable and foreign currency	3,587,589	14,228,839
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	11,680,739	6,100,449
Net increase in net assets resulting from operations	14,507,730	18,809,397

Dividends and distributions to shareholders:
Class A	(10,924,773)	(1,214,981)
Class B	(619,623)	(81,757)
Class C	(738,714)	(131,118)
Class Z	(1,257,802)	(113,693)
Total dividends and distributions to shareholders	(13,540,912)	(1,541,549)

Increase (decrease) from shares of beneficial interest transactions:
Class A	6,427,338	(5,000,215)
Class B	59,624	(1,104,550)
Class C	(160,424)	(3,301,738)
Class Z	1,732,879	(15,291,533)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	8,059,417	(24,698,036)
Total increase (decrease)	9,026,235	(7,430,188)

Net Assets:
Beginning of period	135,245,557	142,675,745
END OF PERIOD	$144,271,792	$135,245,557

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment loss	$(9,051,760)	$(9,107,822)
Net realized gain (loss) on investments, escrow receivable and foreign currency	(46,895,669)	17,774,194
Net change in unrealized appreciation on investments and escrow receivable	325,983,186	138,566,189
Net increase in net assets resulting from operations	270,035,757	147,232,561

Dividends and distributions to shareholders:
Class A	(2,493,271)	(740,593)
Class C	(1,216,518)	(532,423)
Class I	(2,785,387)	(1,060,101)
Class Y	(204,286)	(30,602)
Class Z	(10,527,912)	(3,461,774)
Total dividends and distributions to shareholders	(17,227,374)	(5,825,493)

Increase from shares of beneficial interest transactions:
Class A	190,145,868	210,742,580
Class C	50,842,647	70,373,576
Class I	78,246,974	205,452,240
Class Y	4,896,109	22,113,631
Class Z	607,570,227	889,013,265
Net increase from shares of beneficial interest transactions — Note 6	931,701,825	1,397,695,292
Total increase	1,184,510,208	1,539,102,360

Net Assets:
Beginning of period	2,127,759,980	588,657,620
END OF PERIOD	$3,312,270,188	$2,127,759,980

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment loss	$(190,845)	$(1,258,056)
Net realized gain on investments, escrow receivable and foreign currency	9,958,161	15,850,603
Net change in unrealized appreciation (depreciation) on investments, escrow receivable and foreign currency	(9,503,292)	5,151,646
Net increase in net assets resulting from operations	264,024	19,744,193

Dividends and distributions to shareholders:
Class A	(8,894,519)	(2,755,985)
Class C	(1,259,487)	(1,130,222)
Class Z	(3,853,831)	(934,763)
Total dividends and distributions to shareholders	(14,007,837)	(4,820,970)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(398,670)	27,588,783
Class C	(616,654)	(19,641,733)
Class Z	16,791,973	29,118,127
Net increase from shares of beneficial interest transactions — Note 6	15,776,649	37,065,177
Total increase	2,032,836	51,988,400

Net Assets:
Beginning of period	204,693,022	152,704,622
END OF PERIOD	$206,725,858	$204,693,022

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018

Net investment income	$981,461	$1,823,562
Net realized gain on investments and foreign currency	2,484,005	4,781,753
Net change in unrealized appreciation on investments	5,417,949	63,277
Net increase in net assets resulting from operations	8,883,415	6,668,592

Dividends and distributions to shareholders:
Class A	(3,707,138)	(2,111,129)
Class C	(799,071)	(479,614)
Class Z	(1,280,202)	(823,886)
Total dividends and distributions to shareholders	(5,786,411)	(3,414,629)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,350,409	(3,580,008)
Class C	73,551	(6,954,915)
Class Z	1,158,784	1,637,652
Net increase (decrease) from shares of beneficial interest transactions — Note 6	2,582,744	(8,897,271)
Total increase (decrease)	5,679,748	(5,643,308)

Net Assets:
Beginning of period	111,536,742	117,180,050
END OF PERIOD	$117,216,490	$111,536,742

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 25 Fund
	For the Six Months Ended April 30, 2019	From 12/28/2017 (commencement of operations) to October 31, 2018

Net investment income	$30,098	$1,100
Net realized loss on investments	(253,178)	(140,522)
Net change in unrealized appreciation on investments	1,744,480	420,123
Net increase in net assets resulting from operations	1,521,400	280,701

Dividends and distributions to shareholders:
Class P	(39,246)	—
Total dividends and distributions to shareholders	(39,246)	—

Increase from shares of beneficial interest transactions:
Class P	39,245	10,879,952
Class P-2	39,990	100,000
Net increase from shares of beneficial interest transactions — Note 6	79,235	10,979,952
Total increase	1,561,389	11,260,653

Net Assets:
Beginning of period	11,260,653	—
END OF PERIOD	$12,822,042	$11,260,653

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 35 Fund
	For the Six Months Ended April 30, 2019	From 3/29/2018 (commencement of operations) to October 31, 2018

Net investment income	$13,734	$11,206
Net realized gain (loss) on investments and foreign currency	(23,050)	39,728
Net change in unrealized appreciation on investments and foreign currency	832,396	231,436
Net increase in net assets resulting from operations	823,080	282,370

Dividends and distributions to shareholders:
Class P	(87,537)	—
Class P-2	(680)	—
Total dividends and distributions to shareholders	(88,217)	—

Increase from shares of beneficial interest transactions:
Class P	337,537	7,500,000
Class P-2	730	100,000
Net increase from shares of beneficial interest transactions — Note 6	338,267	7,600,000
Total increase	1,073,130	7,882,370

Net Assets:
Beginning of period	7,882,370	—
END OF PERIOD	$8,955,500	$7,882,370

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund

	Class A
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$26.20	$25.86	$20.09	$21.83	$23.13	$21.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.06)	(0.02)	—	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.93	2.07	5.96	(0.07)	1.97	3.51
Total from investment operations	2.91	2.01	5.94	(0.07)	1.93	3.48
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$26.57	$26.20	$25.86	$20.09	$21.83	$23.13
Total return(iii)	12.95%	8.15%	29.84%	(0.42)%	9.15%	17.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,271,032	$1,257,811	$1,506,389	$1,360,963	$1,592,859	$1,389,005
Ratio of gross expenses to average net assets	1.23%	1.21%	1.23%	1.22%	1.23%	1.24%
Ratio of net expenses to average net assets	1.23%	1.21%	1.23%	1.22%	1.23%	1.24%
Ratio of net investment loss to average net assets	(0.19)%	(0.23)%	(0.10)%	(0.02)%	(0.18)%	(0.14)%
Portfolio turnover rate	40.87%	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund

	Class B
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$20.58	$20.81	$16.32	$18.17	$19.91	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.21)	(0.15)	(0.14)	(0.17)	(0.17)
Net realized and unrealized gain (loss) on investments	2.20	1.65	4.81	(0.04)	1.66	3.03
Total from investment operations	2.11	1.44	4.66	(0.18)	1.49	2.86
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$20.15	$20.58	$20.81	$16.32	$18.17	$19.91
Total return(iii)	12.57%	7.38%	28.82%	(1.18)%	8.30%	16.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,963	$10,583	$14,820	$16,682	$24,399	$30,382
Ratio of gross expenses to average net assets	1.97%	1.99%	1.99%	2.04%	2.01%	2.03%
Ratio of net expenses to average net assets	1.97%	1.99%	1.99%	2.04%	2.01%	2.03%
Ratio of net investment loss to average net assets	(0.92)%	(0.99)%	(0.85)%	(0.84)%	(0.95)%	(0.93)%
Portfolio turnover rate	40.87%	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund

	Class C
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$20.69	$20.91	$16.39	$18.24	$19.97	$18.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.20)	(0.15)	(0.13)	(0.17)	(0.17)
Net realized and unrealized gain (loss) on investments	2.21	1.65	4.84	(0.05)	1.67	3.05
Total from investment operations	2.12	1.45	4.69	(0.18)	1.50	2.88
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$20.27	$20.69	$20.91	$16.39	$18.24	$19.97
Total return(iii)	12.60%	7.35%	28.88%	(1.17)%	8.33%	16.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$248,341	$243,523	$297,044	$309,114	$314,402	$236,985
Ratio of gross expenses to average net assets	1.97%	1.94%	1.97%	1.98%	1.99%	2.00%
Ratio of net expenses to average net assets	1.97%	1.94%	1.97%	1.98%	1.99%	2.00%
Ratio of net investment loss to average net assets	(0.93)%	(0.96)%	(0.83)%	(0.78)%	(0.94)%	(0.90)%
Portfolio turnover rate	40.87%	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund

	Class Z
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$26.94	$26.46	$20.48	$22.15	$23.35	$21.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02	0.03	0.05	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.03	2.12	6.10	(0.06)	2.00	3.53
Total from investment operations	3.05	2.15	6.15	—	2.03	3.57
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)
Net asset value, end of period	$27.45	$26.94	$26.46	$20.48	$22.15	$23.35
Total return(iii)	13.17%	8.51%	30.25%	(0.08)%	9.54%	17.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,389,344	$1,240,605	$983,006	$735,889	$620,355	$286,186
Ratio of gross expenses to average net assets	0.88%	0.87%	0.88%	0.89%	0.90%	0.93%
Ratio of net expenses to average net assets	0.88%	0.87%	0.88%	0.89%	0.90%	0.93%
Ratio of net investment income to average net assets	0.16%	0.10%	0.23%	0.30%	0.12%	0.16%
Portfolio turnover rate	40.87%	67.33%	72.99%	103.80%	141.43%	147.78%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund

	Class A
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$14.30	$17.58	$14.58	$15.57	$15.29	$15.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.06	0.13	0.16	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.43	(2.46)	3.11	(1.14)	0.40	(0.02)
Total from investment operations	1.41	(2.40)	3.24	(0.98)	0.43	0.02
Dividends from net investment income	(0.43)	(0.88)	(0.24)	(0.01)	(0.15)	—
Net asset value, end of period	$15.28	$14.30	$17.58	$14.58	$15.57	$15.29
Total return(iii)	10.40%	(14.35)%	22.63%	(6.32)%	2.85%	0.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$102,584	$98,105	$119,477	$107,398	$137,207	$130,957
Ratio of gross expenses to average net assets	1.38%	1.29%	1.34%	1.35%	1.32%	1.32%
Ratio of net expenses to average net assets	1.38%	1.29%	1.34%	1.35%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	(0.35)%	0.38%	0.83%	1.08%	0.18%	0.25%
Portfolio turnover rate	69.15%	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund

	Class B
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$12.38	$15.35	$12.76	$13.71	$13.44	$13.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.06)	0.02	0.05	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.24	(2.13)	2.73	(1.00)	0.34	(0.01)
Total from investment operations	1.19	(2.19)	2.75	(0.95)	0.27	(0.07)
Dividends from net investment income	(0.34)	(0.78)	(0.16)	—	— (iii)	—
Net asset value, end of period	$13.23	$12.38	$15.35	$12.76	$13.71	$13.44
Total return(iv)	10.07%	(15.00)%	21.71%	(6.86)%	2.04%	(0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,450	$17,639	$24,777	$25,033	$31,357	$38,520
Ratio of gross expenses to average net assets	2.09%	2.01%	2.05%	2.06%	2.04%	2.02%
Ratio of expense reimbursements to average net assets	(0.11)%	—	—	—	—	—
Ratio of net expenses to average net assets	1.98%	2.01%	2.05%	2.06%	2.04%	2.02%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.40)%	0.13%	0.37%	(0.53)%	(0.47)%
Portfolio turnover rate	69.15%	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Amount was less than $0.005 per share.

(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund

	Class C
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$12.07	$14.98	$12.44	$13.57	$13.36	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.06)	0.01	0.04	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.23	(2.09)	2.66	(0.99)	0.36	(0.01)
Total from investment operations	1.16	(2.15)	2.67	(0.95)	0.28	(0.08)
Dividends from net investment income	(0.25)	(0.76)	(0.13)	(0.18)	(0.07)	—
Net asset value, end of period	$12.98	$12.07	$14.98	$12.44	$13.57	$13.36
Total return(iii)	9.97%	(15.08)%	21.70%	(7.04)%	1.99%	(0.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,190	$4,712	$12,130	$15,190	$21,697	$20,567
Ratio of gross expenses to average net assets	2.21%	2.09%	2.13%	2.14%	2.09%	2.08%
Ratio of net expenses to average net assets	2.21%	2.09%	2.13%	2.14%	2.09%	2.08%
Ratio of net investment income (loss) to average net assets	(1.20)%	(0.41)%	0.06%	0.29%	(0.60)%	(0.49)%
Portfolio turnover rate	69.15%	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$14.31	$17.54	$14.55	$15.55	$15.27	$15.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.09	0.17	0.21	0.05	0.12
Net realized and unrealized gain (loss) on investments	1.44	(2.48)	3.09	(1.16)	0.41	(0.07)
Total from investment operations	1.43	(2.39)	3.26	(0.95)	0.46	0.05
Dividends from net investment income	(0.45)	(0.84)	(0.27)	(0.05)	(0.18)	(0.07)
Net asset value, end of period	$15.29	$14.31	$17.54	$14.55	$15.55	$15.27
Total return(iii)	10.61%	(14.27)%	22.84%	(6.12)%	3.04%	0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,265	$2,156	$1,742	$14,202	$14,435	$3,722
Ratio of gross expenses to average net assets	1.45%	1.19%	1.48%	1.33%	1.30%	1.27%
Ratio of expense reimbursements to average net assets	(0.32)%	(0.04)%	(0.33)%	(0.18)%	(0.15)%	(0.12)%
Ratio of net expenses to average net assets	1.13%	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.51%	1.14%	1.43%	0.34%	0.76%
Portfolio turnover rate	69.15%	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$14.46	$17.77	$14.74	$15.73	$15.44	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.01	0.12	0.20	0.23	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.45	(2.48)	3.14	(1.15)	0.39	(0.04)
Total from investment operations	1.46	(2.36)	3.34	(0.92)	0.51	0.09
Dividends from net investment income	(0.49)	(0.95)	(0.31)	(0.07)	(0.22)	—
Net asset value, end of period	$15.43	$14.46	$17.77	$14.74	$15.73	$15.44
Total return(iii)	10.77%	(14.03)%	23.16%	(5.88)%	3.27%	0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,603	$14,597	$21,317	$18,477	$19,326	$8,573
Ratio of gross expenses to average net assets	1.11%	1.01%	1.03%	1.04%	1.03%	1.04%
Ratio of expense reimbursements to average net assets	(0.22)%	(0.12)%	(0.14)%	(0.15)%	(0.14)%	(0.15)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	0.12%	0.71%	1.27%	1.57%	0.73%	0.82%
Portfolio turnover rate	69.15%	207.22%	148.35%	134.84%	114.81%	97.50%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund

	Class A
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$14.13	$13.47	$10.20	$10.66	$10.54	$9.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.11)	(0.07)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	1.51	0.88	3.34	(0.43)	0.19	1.20
Total from investment operations	1.47	0.77	3.27	(0.46)	0.12	1.16
Distributions from net realized gains	(0.71)	(0.11)	—	—	—	—
Net asset value, end of period	$14.89	$14.13	$13.47	$10.20	$10.66	$10.54
Total return(iii)	11.55%	5.78%	32.06%	(4.32)%	1.23%	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$147,898	$138,370	$136,795	$111,423	$131,592	$142,977
Ratio of gross expenses to average net assets	1.31%	1.30%	1.32%	1.33%	1.32%	1.35%
Ratio of net expenses to average net assets	1.31%	1.30%	1.32%	1.33%	1.32%	1.35%
Ratio of net investment loss to average net assets	(0.58)%	(0.77)%	(0.55)%	(0.32)%	(0.67)%	(0.38)%
Portfolio turnover rate	80.18%	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund

	Class B
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$11.22	$10.80	$8.23	$8.67	$8.63	$7.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.17)	(0.12)	(0.09)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.16	0.70	2.69	(0.35)	0.16	0.99
Total from investment operations	1.10	0.53	2.57	(0.44)	0.04	0.90
Distributions from net realized gains	(0.71)	(0.11)	—	—	—	—
Net asset value, end of period	$11.61	$11.22	$10.80	$8.23	$8.67	$8.63
Total return(iii)	11.23%	4.98%	31.23%	(5.07)%	0.46%	11.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,184	$15,361	$18,375	$19,005	$26,151	$33,377
Ratio of gross expenses to average net assets	2.03%	2.05%	2.05%	2.05%	2.02%	2.04%
Ratio of expense reimbursements to average net assets	(0.10)%	—	—	—	—	—
Ratio of net expenses to average net assets	1.93%	2.05%	2.05%	2.05%	2.02%	2.04%
Ratio of net investment loss to average net assets	(1.20)%	(1.50)%	(1.28)%	(1.05)%	(1.36)%	(1.05)%
Portfolio turnover rate	80.18%	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund

	Class C
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$11.08	$10.67	$8.15	$8.58	$8.56	$7.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.18)	(0.13)	(0.09)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	1.15	0.70	2.65	(0.34)	0.15	0.98
Total from investment operations	1.08	0.52	2.52	(0.43)	0.02	0.88
Distributions from net realized gains	(0.71)	(0.11)	—	—	—	—
Net asset value, end of period	$11.45	$11.08	$10.67	$8.15	$8.58	$8.56
Total return(iii)	11.19%	4.94%	30.92%	(5.01)%	0.35%	11.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,078	$7,647	$15,438	$18,495	$23,628	$25,932
Ratio of gross expenses to average net assets	2.11%	2.11%	2.13%	2.16%	2.12%	2.16%
Ratio of net expenses to average net assets	2.11%	2.11%	2.13%	2.16%	2.12%	2.16%
Ratio of net investment loss to average net assets	(1.38)%	(1.55)%	(1.35)%	(1.16)%	(1.47)%	(1.19)%
Portfolio turnover rate	80.18%	125.34%	162.65%	99.42%	122.05%	194.81%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund

	Class Z
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	From 5/28/2015 (commencement of operations) to 10/31/2015(ii)
Net asset value, beginning of period	$14.27	$13.56	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.02)	(0.07)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	1.54	0.89	3.36	(0.47)	(1.01)
Total from investment operations	1.52	0.82	3.32	(0.43)	(1.03)
Distributions from net realized gains	(0.71)	(0.11)	—	—	—
Net asset value, end of period	$15.08	$14.27	$13.56	$10.24	$10.67
Total return(iv)	11.72%	6.03%	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,230	$14,230	$13,306	$7,508	$2,413
Ratio of gross expenses to average net assets	1.03%	1.03%	1.07%	1.23%	1.76%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net assets	1.03%	1.03%	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.49)%	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	80.18%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)         Amount was computed based on average shares outstanding during the period.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.08	$12.87	$10.64	$16.72	$19.32	$20.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.15)	(0.12)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.00	1.90	3.58	(0.04)	0.09	1.53
Total from investment operations	1.93	1.75	3.46	(0.12)	(0.03)	1.44
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$13.98	$13.08	$12.87	$10.64	$16.72	$19.32
Total return(iii)	17.28%	15.02%	35.64%	(0.92)%	(0.31)%	7.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$136,708	$111,456	$84,644	$82,618	$159,061	$241,510
Ratio of gross expenses to average net assets	1.34%	1.33%	1.35%	1.35%	1.30%	1.27%
Ratio of net expenses to average net assets	1.34%	1.33%	1.35%	1.35%	1.30%	1.27%
Ratio of net investment loss to average net assets	(1.11)%	(1.16)%	(1.02)%	(0.69)%	(0.65)%	(0.45)%
Portfolio turnover rate	34.32%	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$9.30	$9.65	$8.32	$14.45	$17.16	$19.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.18)	(0.15)	(0.13)	(0.22)	(0.21)
Net realized and unrealized gain (loss) on investments	1.32	1.37	2.71	(0.04)	0.08	1.38
Total from investment operations	1.24	1.19	2.56	(0.17)	(0.14)	1.17
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$9.51	$9.30	$9.65	$8.32	$14.45	$17.16
Total return(iii)	16.85%	14.11%	34.64%	(1.72)%	(1.09)%	6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,574	$36,325	$31,651	$32,183	$54,768	$63,572
Ratio of gross expenses to average net assets	2.08%	2.08%	2.12%	2.15%	2.07%	2.03%
Ratio of net expenses to average net assets	2.08%	2.08%	2.12%	2.15%	2.07%	2.03%
Ratio of net investment loss to average net assets	(1.86)%	(1.91)%	(1.79)%	(1.49)%	(1.43)%	(1.21)%
Portfolio turnover rate	34.32%	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.38	$13.14	$10.84	$16.91	$19.54	$21.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.16)	(0.11)	(0.07)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	2.06	1.94	3.64	(0.04)	0.05	1.55
Total from investment operations	1.99	1.78	3.53	(0.11)	(0.06)	1.46
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$14.34	$13.38	$13.14	$10.84	$16.91	$19.54
Total return(iii)	17.34%	14.94%	35.63%	(0.79)%	(0.48)%	7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$87,452	$35,669	$23,374	$32,606	$70,677	$699,237
Ratio of gross expenses to average net assets	1.28%	1.35%	1.35%	1.25%	1.31%	1.27%
Ratio of net expenses to average net assets	1.28%	1.35%	1.35%	1.25%	1.31%	1.27%
Ratio of net investment loss to average net assets	(1.05)%	(1.18)%	(0.99)%	(0.58)%	(0.62)%	(0.45)%
Portfolio turnover rate	34.32%	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund

	Class Y
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.10)	(0.02)
Net realized and unrealized gain on investments	2.07	1.94	0.89
Total from investment operations	2.03	1.84	0.87
Distributions from net realized gains	(1.03)	(1.54)	—
Net asset value, end of period	$14.44	$13.44	$13.14
Total return(iv)	17.58%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,465	$3,832	$107
Ratio of gross expenses to average net assets	0.99%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.12)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	34.32%	42.56%	157.39%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)         Amount was computed based on average shares outstanding during the period.

(iv)           Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$13.80	$13.46	$11.04	$17.08	$19.63	$21.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.12)	(0.09)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.12	2.00	3.74	(0.03)	0.08	1.55
Total from investment operations	2.07	1.88	3.65	(0.08)	0.02	1.53
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)
Net asset value, end of period	$14.84	$13.80	$13.46	$11.04	$17.08	$19.63
Total return(iii)	17.40%	15.37%	36.11%	(0.57)%	(0.02)%	8.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$216,668	$147,665	$52,736	$29,565	$134,051	$52,091
Ratio of gross expenses to average net assets	0.99%	1.00%	1.06%	1.01%	0.99%	0.95%
Ratio of expense reimbursements to average net assets	—	(0.01)%	—	—	—	—
Ratio of net expenses to average net assets	0.99%	0.99%	1.06%	1.01%	0.99%	0.95%
Ratio of net investment loss to average net assets	(0.76)%	(0.82)%	(0.77)%	(0.40)%	(0.33)%	(0.13)%
Portfolio turnover rate	34.32%	42.56%	157.39%	164.36%	110.40%	91.59%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$9.54	$8.40	$6.15	$8.00	$8.96	$9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.10)	(0.06)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	0.94	1.34	2.31	(0.21)	0.11	0.19
Total from investment operations	0.89	1.24	2.25	(0.26)	0.03	0.12
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$9.49	$9.54	$8.40	$6.15	$8.00	$8.96
Total return(iii)	11.71%	14.94%	36.59%	(3.92)%	0.16%	1.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$118,983	$111,271	$102,318	$85,556	$115,594	$139,497
Ratio of gross expenses to average net assets	1.40%	1.38%	1.38%	1.38%	1.35%	1.35%
Ratio of net expenses to average net assets	1.40%	1.38%	1.38%	1.38%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.15)%	(1.06)%	(0.88)%	(0.79)%	(0.92)%	(0.81)%
Portfolio turnover rate	6.53%	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund

	Class B
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$7.20	$6.42	$4.73	$6.57	$7.59	$8.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.13)	(0.09)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	0.65	1.01	1.78	(0.17)	0.09	0.17
Total from investment operations	0.59	0.88	1.69	(0.25)	(0.03)	0.05
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$6.85	$7.20	$6.42	$4.73	$6.57	$7.59
Total return(iii)	11.30%	13.93%	35.73%	(4.80)%	(0.55)%	0.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,914	$4,958	$5,397	$4,998	$6,564	$8,874
Ratio of gross expenses to average net assets	2.19%	2.23%	2.19%	2.18%	2.16%	2.11%
Ratio of expense reimbursements to average net assets	(0.08)%	—	—	—	—	—
Ratio of net expenses to average net assets	2.11%	2.23%	2.19%	2.18%	2.16%	2.11%
Ratio of net investment loss to average net assets	(1.85)%	(1.90)%	(1.68)%	(1.59)%	(1.73)%	(1.56)%
Portfolio turnover rate	6.53%	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$6.99	$6.22	$4.59	$6.42	$7.44	$8.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.12)	(0.09)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	0.62	0.99	1.72	(0.16)	0.09	0.17
Total from investment operations	0.56	0.87	1.63	(0.24)	(0.03)	0.05
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$6.61	$6.99	$6.22	$4.59	$6.42	$7.44
Total return(iii)	11.23%	14.22%	35.51%	(4.79)%	(0.70)%	0.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,499	$5,837	$8,007	$8,708	$13,724	$16,119
Ratio of gross expenses to average net assets	2.20%	2.16%	2.17%	2.22%	2.16%	2.15%
Ratio of net expenses to average net assets	2.20%	2.16%	2.17%	2.22%	2.16%	2.15%
Ratio of net investment loss to average net assets	(1.94)%	(1.82)%	(1.64)%	(1.64)%	(1.73)%	(1.61)%
Portfolio turnover rate	6.53%	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$9.80	$8.60	$6.27	$8.10	$9.04	$10.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.06)	(0.04)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.97	1.36	2.37	(0.21)	0.10	0.20
Total from investment operations	0.94	1.30	2.33	(0.24)	0.05	0.16
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)	(1.13)
Net asset value, end of period	$9.80	$9.80	$8.60	$6.27	$8.10	$9.04
Total return(iii)	11.93%	15.30%	37.16%	(3.55)%	0.52%	1.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,875	$13,179	$26,953	$21,357	$22,002	$64,684
Ratio of gross expenses to average net assets	1.13%	1.12%	1.08%	1.06%	1.04%	1.03%
Ratio of expense reimbursements to average net assets	(0.14)%	(0.13)%	(0.09)%	(0.07)%	(0.05)%	(0.04)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.74)%	(0.65)%	(0.50)%	(0.41)%	(0.55)%	(0.45)%
Portfolio turnover rate	6.53%	28.68%	30.32%	55.25%	131.72%	88.98%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$18.86	$14.91	$11.16	$10.95	$11.52	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.17)	(0.11)	(0.09)	(0.14)	(0.11)
Net realized and unrealized gain on investments	1.84	4.26	3.86	0.30	0.55	0.60
Total from investment operations	1.76	4.09	3.75	0.21	0.41	0.49
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$20.47	$18.86	$14.91	$11.16	$10.95	$11.52
Total return(iii)	9.43%	27.72%	33.60%	1.92%	3.78%	4.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$526,095	$300,066	$77,791	$23,653	$14,480	$7,241
Ratio of gross expenses to average net assets	1.19%	1.18%	1.22%	1.36%	1.82%	2.22%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.11)%	(0.22)%	(0.62)%
Ratio of net expenses to average net assets	1.19%	1.18%	1.20%	1.25%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.87)%	(0.92)%	(0.86)%	(0.84)%	(1.24)%	(0.95)%
Portfolio turnover rate	23.85%	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$17.04	$13.58	$10.25	$10.12	$10.79	$12.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.27)	(0.20)	(0.15)	(0.20)	(0.17)
Net realized and unrealized gain on investments	1.65	3.87	3.53	0.28	0.51	0.57
Total from investment operations	1.51	3.60	3.33	0.13	0.31	0.40
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$18.40	$17.04	$13.58	$10.25	$10.12	$10.79
Total return(iii)	9.02%	26.82%	32.49%	1.28%	3.06%	3.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$196,713	$131,655	$48,345	$15,928	$8,020	$2,612
Ratio of gross expenses to average net assets	1.97%	1.94%	1.97%	2.12%	2.53%	2.99%
Ratio of expense reimbursements to average net assets	(0.01)%	—	(0.02)%	(0.13)%	(0.28)%	(0.74)%
Ratio of net expenses to average net assets	1.96%	1.94%	1.95%	1.99%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.62)%	(1.66)%	(1.61)%	(1.57)%	(1.91)%	(1.60)%
Portfolio turnover rate	23.85%	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$19.34	$15.28	$11.44	$11.22	$11.75	$13.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.17)	(0.11)	(0.09)	(0.12)	(0.08)
Net realized and unrealized gain on investments	1.88	4.37	3.95	0.31	0.57	0.61
Total from investment operations	1.80	4.20	3.84	0.22	0.45	0.53
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$20.99	$19.34	$15.28	$11.44	$11.22	$11.75
Total return(iii)	9.40%	27.77%	33.57%	1.96%	4.07%	4.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$451,745	$340,636	$109,146	$75,648	$40,924	$2,359
Ratio of gross expenses to average net assets	1.20%	1.17%	1.21%	1.32%	1.56%	2.19%
Ratio of expense reimbursements to average net assets	—	—	(0.01)%	(0.09)%	(0.21)%	(0.84)%
Ratio of net expenses to average net assets	1.20%	1.17%	1.20%	1.23%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.85)%	(0.90)%	(0.80)%	(0.81)%	(1.07)%	(0.70)%
Portfolio turnover rate	23.85%	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund

	Class Y
			From 3/1/2017
	Six months		(commencement of
	ended	Year ended	operations) to
	4/30/2019(i)	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.12)	(0.08)
Net realized and unrealized gain on investments	1.91	4.42	2.59
Total from investment operations	1.86	4.30	2.51
Distributions from net realized gains	(0.15)	(0.14)	—
Net asset value, end of period	$21.31	$19.60	$15.44
Total return(iv)	9.58%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,370	$25,691	$3,279
Ratio of gross expenses to average net assets	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	— (v)	—	(0.61)%
Ratio of net expenses to average net assets	0.87%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.52)%	(0.63)%	(0.83)%
Portfolio turnover rate	23.85%	27.04%	44.56%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

(v)          Amount was less than 0.005% per share.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$19.60	$15.44	$11.53	$11.28	$11.77	$13.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.12)	(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain on investments	1.91	4.42	3.99	0.32	0.57	0.61
Total from investment operations	1.86	4.30	3.91	0.25	0.49	0.56
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)	(1.95)
Net asset value, end of period	$21.31	$19.60	$15.44	$11.53	$11.28	$11.77
Total return(iii)	9.58%	28.13%	33.91%	2.22%	4.43%	4.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,104,346	$1,329,712	$350,097	$68,253	$17,109	$3,368
Ratio of gross expenses to average net assets	0.87%	0.87%	0.90%	1.01%	1.56%	2.11%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.55)%	(1.01)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.90%	1.01%	1.01%	1.10%
Ratio of net investment loss to average net assets	(0.54)%	(0.61)%	(0.58)%	(0.58)%	(0.68)%	(0.45)%
Portfolio turnover rate	23.85%	27.04%	44.56%	75.50%	162.44%	91.91%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$28.04	$25.16	$16.01	$21.94	$26.96	$25.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.19)	(0.19)	(0.15)	(0.25)	(0.14)
Net realized and unrealized gain (loss) on investments	0.13	3.82	9.34	(2.39)	0.82	5.89
Total from investment operations	0.10	3.63	9.15	(2.54)	0.57	5.75
Dividends from net investment income	—	—	—	—	(0.16)	—
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	(5.43)	(4.14)
Net asset value, end of period	$26.26	$28.04	$25.16	$16.01	$21.94	$26.96
Total return(iii)	0.85%	14.92%	57.15%	(14.06)%	1.72%	26.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$122,468	$131,731	$95,913	$68,686	$122,814	$139,306
Ratio of gross expenses to average net assets	1.11%	1.15%	1.38%	1.41%	1.31%	1.31%
Ratio of net expenses to average net assets	1.11%	1.15%	1.38%	1.41%	1.31%	1.31%
Ratio of net investment loss to average net assets	(0.25)%	(0.68)%	(0.86)%	(0.87)%	(1.05)%	(0.59)%
Portfolio turnover rate	78.92%	89.73%	106.66%	93.49%	133.92%	167.94%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$22.21	$20.23	$12.98	$18.53	$23.60	$22.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.31)	(0.28)	(0.24)	(0.37)	(0.29)
Net realized and unrealized gain (loss) on investments	0.06	3.04	7.53	(1.92)	0.73	5.20
Total from investment operations	(0.04)	2.73	7.25	(2.16)	0.36	4.91
Dividends from net investment income	—	—	—	—	— (iii)	—
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	(5.43)	(4.14)
Net asset value, end of period	$20.29	$22.21	$20.23	$12.98	$18.53	$23.60
Total return(iv)	0.46%	14.03%	55.86%	(14.70)%	0.95%	25.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,531	$15,322	$31,148	$28,242	$53,487	$60,628
Ratio of gross expenses to average net assets	1.88%	1.93%	2.15%	2.18%	2.08%	2.06%
Ratio of net expenses to average net assets	1.88%	1.93%	2.15%	2.18%	2.08%	2.06%
Ratio of net investment loss to average net assets	(1.01)%	(1.46)%	(1.63)%	(1.65)%	(1.81)%	(1.34)%
Portfolio turnover rate	78.92%	89.73%	106.66%	93.49%	133.92%	167.94%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than $0.005 per share.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund

	Class Z
					From 5/28/2015
	Six months				(commencement of
	ended	Year ended	Year ended	Year ended	operations) to
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015(ii)
Net asset value, beginning of period	$28.09	$25.11	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.02	(0.09)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.12	3.82	9.30	(2.37)	(3.22)
Total from investment operations	0.14	3.73	9.19	(2.45)	(3.27)
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	—
Net asset value, end of period	$26.35	$28.09	$25.11	$15.92	$21.76
Total return(iv)	1.03%	15.32%	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,727	$57,640	$25,644	$4,980	$6,517
Ratio of gross expenses to average net assets	0.79%	0.84%	1.12%	1.16%	1.36%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.06)%	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net assets	0.75%	0.78%	0.99%	0.99%	1.08%
Ratio of net investment income (loss) to average net assets	0.11%	(0.32)%	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	78.92%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund

	Class A
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$40.77	$39.68	$32.66	$33.37	$33.56	$29.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.36	0.65	0.56	0.59	0.59	0.63
Net realized and unrealized gain on investments	2.67	1.64	6.97	0.24	0.81	3.92
Total from investment operations	3.03	2.29	7.53	0.83	1.40	4.55
Dividends from net investment income	(0.29)	(0.57)	(0.50)	(0.50)	(0.51)	(0.62)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$41.66	$40.77	$39.68	$32.66	$33.37	$33.56
Total return(iii)	8.16%	5.78%	23.22%	2.62%	4.26%	15.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74,092	$70,859	$72,427	$64,123	$70,933	$73,674
Ratio of gross expenses to average net assets	1.07%	1.06%	1.19%	1.14%	1.15%	1.18%
Ratio of net expenses to average net assets	1.07%	1.06%	1.19%	1.14%	1.15%	1.18%
Ratio of net investment income to average net assets	1.83%	1.59%	1.52%	1.85%	1.76%	2.00%
Portfolio turnover rate	5.23%	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund

	Class C
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$40.20	$39.14	$32.23	$32.95	$33.18	$29.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.21	0.34	0.28	0.35	0.33	0.38
Net realized and unrealized gain on investments	2.64	1.60	6.88	0.24	0.80	3.89
Total from investment operations	2.85	1.94	7.16	0.59	1.13	4.27
Dividends from net investment income	(0.14)	(0.25)	(0.24)	(0.27)	(0.28)	(0.42)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$41.06	$40.20	$39.14	$32.23	$32.95	$33.18
Total return(iii)	7.76%	4.96%	22.28%	1.87%	3.47%	14.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,579	$16,074	$22,266	$20,790	$21,156	$19,999
Ratio of gross expenses to average net assets	1.83%	1.82%	1.94%	1.88%	1.90%	1.93%
Ratio of net expenses to average net assets	1.83%	1.82%	1.94%	1.88%	1.90%	1.93%
Ratio of net investment income to average net assets	1.07%	0.84%	0.76%	1.09%	0.99%	1.22%
Portfolio turnover rate	5.23%	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$40.81	$39.71	$32.69	$33.39	$33.57	$29.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.43	0.80	0.65	0.67	0.66	0.63
Net realized and unrealized gain on investments	2.68	1.64	6.99	0.26	0.82	4.00
Total from investment operations	3.11	2.44	7.64	0.93	1.48	4.63
Dividends from net investment income	(0.37)	(0.71)	(0.61)	(0.59)	(0.58)	(0.70)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)	—
Net asset value, end of period	$41.70	$40.81	$39.71	$32.69	$33.39	$33.57
Total return(iii)	8.36%	6.16%	23.55%	2.91%	4.53%	15.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,546	$24,604	$22,487	$11,422	$8,752	$8,441
Ratio of gross expenses to average net assets	0.77%	0.76%	0.90%	0.87%	0.91%	1.05%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.05)%	—	—	—	(0.10)%
Ratio of net expenses to average net assets	0.69%	0.71%	0.90%	0.87%	0.91%	0.95%
Ratio of net investment income to average net assets	2.21%	1.96%	1.75%	2.09%	1.99%	1.98%
Portfolio turnover rate	5.23%	11.05%	7.78%	5.36%	15.83%	21.20%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 25 Fund

	Class P
	Six months ended 4/30/2019(i)	From 12/28/2017 (commencement of operations) to 10/31/2018(ii)
Net asset value, beginning of period	$10.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	— (iv)
Net realized and unrealized gain on investments	1.39	0.61
Total from investment operations	1.42	0.61
Dividends from net investment income	(0.04)	—
Net asset value, end of period	$11.99	$10.61
Total return(v)	13.43%	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,661	$11,161
Ratio of gross expenses to average net assets	2.45%	2.35%
Ratio of expense reimbursements to average net assets	(1.64)%	(1.60)%
Ratio of net expenses to average net assets	0.81%	0.75%
Ratio of net investment income to average net assets	0.53%	0.01%
Portfolio turnover rate	51.26%	64.02%

See Notes to Financial Statements.

(i)      Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)    Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(iii)   Amount was computed based on average shares outstanding during the period.

(iv)    Amount was less than $0.005 per share.

(v)     Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 25 Fund

	Class P-2
		From 10/31/2018
	Six months	(commencement
	ended	of operations) to
	4/30/2019(i)	10/31/2018(ii),(iii)
Net asset value, beginning of period	$10.61	$10.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iv)	0.02	—
Net realized and unrealized gain on investments	1.40	—
Total from investment operations	1.42	—
Net asset value, end of period	$12.03	$10.61
Total return(v)	13.38%	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$161	$100
Ratio of gross expenses to average net assets	5.04%	—
Ratio of expense reimbursements to average net assets	(4.07)%	—
Ratio of net expenses to average net assets	0.97%	—
Ratio of net investment income to average net assets	0.32%	—
Portfolio turnover rate	51.26%	64.02%

See Notes to Financial Statements.

(i)      Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)    Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(iii)   Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iv)    Amount was computed based on average shares outstanding during the period.

(v)     Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund

	Class P
	Six months ended	From 3/29/2018 (commencement of operations) to
	4/30/2019(i)	10/31/2018(ii)
Net asset value, beginning of period	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.01
Net realized and unrealized gain on investments	1.01	0.37
Total from investment operations	1.03	0.38
Dividends from net investment income	(0.04)	—
Distributions from net realized gains	(0.07)	—
Net asset value, end of period	$11.30	$10.38
Total return(iv)	10.17%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,845	$7,782
Ratio of gross expenses to average net assets	2.79%	2.46%
Ratio of expense reimbursements to average net assets	(2.39)%	(2.06)%
Ratio of net expenses to average net assets	0.40%	0.40%
Ratio of net investment income to average net assets	0.34%	0.23%
Portfolio turnover rate	66.84%	31.20%

See Notes to Financial Statements.

(i)      Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)    Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(iii)   Amount was computed based on average shares outstanding during the period.

(iv)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund

	Class P-2
		From 10/31/2018
	Six months	(commencement
	ended	of operations) to
	4/30/2019(i)	10/31/2018(ii),(iii)
Net asset value, beginning of period	$10.38	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iv)	0.01	—
Net realized and unrealized gain on investments	1.02	—
Total from investment operations	1.03	—
Distributions from net realized gains	(0.07)	—
Net asset value, end of period	$11.34	$10.38
Total return(v)	10.05%	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$110	$100
Ratio of gross expenses to average net assets	6.04%	—
Ratio of expense reimbursements to average net assets	(5.48)%	—
Ratio of net expenses to average net assets	0.56%	—
Ratio of net investment income to average net assets	0.18%	—
Portfolio turnover rate	66.84%	31.20%

See Notes to Financial Statements.

(i)      Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)    Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(iii)   Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iv)    Amount was computed based on average shares outstanding during the period.

(v)     Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in ten funds — Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger 25 Fund and Alger 35 Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodian fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•    Level 1 — quoted prices in active markets for identical investments

•    Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)     Cash and Cash Equivalents: Cash and Cash Equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)     Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)     Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)      Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g)     Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2019.

(h)     Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i)      Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j)      Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l)      Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)     Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2019, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.77%
Alger International Focus Fund(b)	0.71	0.60	—	—	—	0.71
Alger Mid Cap Growth Fund(b)	0.76	0.70	—	—	—	0.76
Alger SMid Cap Focus Fund(b)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(b)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75
Alger Health Sciences Fund(c)	0.55	—	—	—	—	0.55
Alger Growth & Income Fund(c)	0.50	—	—	—	—	0.50
Alger 25 Fund(d)	0.30-0.80	—	—	—	—	0.71
Alger 35 Fund(d)	0.30-0.80	—	—	—	—	0.30

(a)      Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)      Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c)       Tier 1 is based on all assets.

(d)      The management fee paid to Alger Management consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

The sub-advisor to the Alger SMid Cap Focus Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management received at no additional cost to the Alger SMid Cap Focus Fund, which is equal to 70% of the net management fee paid by the Alger SMid Cap Focus Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2019, Alger Management paid a sub-advisory fee of $968,589 to Weatherbie. Weatherbie began sub-advising the Alger SMid Cap Focus Fund in 2017.

Alger Management has agreed to expense caps for several of the A, C, I, Y and Z share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

											FEES WAIVED /
											REIMBURSED FOR
											THE SIX MONTHS
	CLASS										ENDED
	A		C		I		Y		Z		APRIL 30, 2019
Alger International Focus Fund	—		—		1.10	%(a)	—		0.89%		$16,816
Alger Mid Cap Growth Fund	—		—		—		—		1.05		—
Alger SMid Cap Focus Fund	—		—		—		0.87%		0.99		3,433
Alger Small Cap Growth Fund	—		—		—		—		0.99		8,872
Alger Small Cap Focus Fund	—	(b)	—	(b)	—	(b)	0.85	(b)	—	(b)	5,100
Alger Health Sciences Fund	—		—		—		—		0.75		12,291
Alger Growth & Income Fund	—		—		—		—		0.69		9,841

(a) Prior to March 1, 2019, the expense cap for the Alger International Focus Fund Class I was 1.15%.

(b) Prior to March 1, 2019, the expense cap for the Alger Small Cap Focus Fund Class A and Class I was 1.20%, Class C was 1.95%, Class Y was 0.90% and Class Z was 0.99%.

Alger Management has also agreed to an expense cap for the Class P and Class P-2 share classes of Alger 25 Fund and Alger 35 Fund, currently expected to remain in place for the life of the applicable Funds, whereby it reimburses the share class so that expenses, other than advisory fees, sub-transfer agency fees and shareholder service fees for Class P-2, never exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $95,052 and $98,020, respectively, for the six months ended April 30, 2019.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger International Focus Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund by $9,459, $7,138 and $1,942, respectively, for the six months ended April 30, 2019.

Alger Management may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed for share classes A, C, I, Y and Z pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2019, the recoupments made by the Funds to the Investment Manager for the Alger SMid Cap Focus Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund were $7,726, $3,921 and $697, respectively. As of April 30, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger International Focus Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund were $27,011, $5,798, $19,341, $5,100, $29,940, $17,007, $172,760 and $127,193, respectively, which will expire February 28, 2020.

(b)     Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c)     Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2019, such excess carried forward was $23,436,154, $17,642,856, $11,291,293 and $17,822,274 for Class B shares of Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger International Focus Fund, Alger SMid Cap Focus Fund and Alger Small Cap Focus Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class P-2 Shares: The Trust has adopted a Distribution Plan pursuant to which Class P-2 shares of Alger 25 Fund and Alger 35 Fund each pay Alger Inc. a fee at the annual rate of 0.08% of the average daily net assets of the Fund’s Class P-2 shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class P-2 shares and/ or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d)     Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

represent expenses of the Trust. For the six months ended April 30, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$2,488	$21,241
Alger International Focus Fund	1,143	1,705
Alger Mid Cap Growth Fund	998	1,609
Alger SMid Cap Focus Fund	689	4,544
Alger Small Cap Growth Fund	2,086	2,883
Alger Small Cap Focus Fund	16,468	75,395
Alger Health Sciences Fund	906	2,545
Alger Growth & Income Fund	913	1,632

(e)     Brokerage Commissions: During the six months ended April 30, 2019, Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund paid Alger Inc. commissions of $148,383, $2,929, $24,635, $736, $138,450, $34,009, $29, $1,343 and $1,353, respectively, in connection with securities transactions.

(f)      Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2 and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2019, Alger Management charged back to Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $593,667, $18,791, $30,606, $59,714, $19,668, $182,562, $34,813 and $19,188, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g)     Trustee Fees: From Prior to January 1, 2019, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro based on net assets rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended April 30, 2019, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger Capital Appreciation Fund	$6,599,633	$—	$—
Alger SMid Cap Focus Fund	3,690,576	—	—

(i)      Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2019.

During the six months ended April 30, 2019, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund incurred interfund loan interest expense of $358, $57, $197 and $1,622, respectively, and Alger Capital Appreciation Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $1,019 and $42,511, respectively, which is included in interest from unaffiliated securities in the accompanying Statements of Operations.

(j)      Other Transactions With Affiliates: Certain officers of the Trust are directors or officers of Alger Management and the Distributor. At April 30, 2019, Alger Management and its affiliated entities owned the following shares:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	—	28,882
Alger International Focus Fund	—	8,107	—	—	—	363,714
Alger Mid Cap Growth Fund	—	—	—	—	—	91,394
Alger SMid Cap Focus Fund	205,244	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	—	787	291,681
Alger Health Sciences Fund	—	—	—	—	—	5,232
Alger Growth & Income Fund	—	—	—	—	—	32,080
Alger 25 Fund	—	—	250,933	9,425	—	—
Alger 35 Fund	—	—	759,019	9,705	—	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the six months ended April 30, 2019:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,090,258,057	$1,110,554,261
Alger International Focus Fund	89,337,278	99,961,414
Alger Mid Cap Growth Fund	139,479,397	148,614,539
Alger SMid Cap Focus Fund	211,154,869	123,448,916
Alger Small Cap Growth Fund	8,598,495	15,568,967
Alger Small Cap Focus Fund	1,576,861,588	606,206,559
Alger Health Sciences Fund	165,026,381	161,398,705
Alger Growth & Income Fund	5,619,687	7,434,734
Alger 25 Fund	6,042,592	5,779,575
Alger 35 Fund	5,497,196	5,269,663

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2019, the Funds had the following borrowings:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger International Focus Fund	$31,688	3.50%
Alger Mid Cap Growth Fund	14,101	4.18
Alger Small Cap Growth Fund	22,532	3.74
Alger Health Sciences Fund	109,530	3.12
Alger 25 Fund	149	4.55

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2019, for each Fund was as follows:

HIGHEST BORROWING
Alger International Focus Fund	$2,303,000
Alger Mid Cap Growth Fund	1,443,891
Alger Small Cap Growth Fund	589,169
Alger Health Sciences Fund	2,681,765
Alger 25 Fund	27,049

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	3,287,583	$78,333,882	7,224,768	$191,866,742
Shares converted from Class B	30,756	771,311	74,193	1,967,220
Shares converted from Class C	21,158	525,729	347,503	9,802,243
Dividends reinvested	4,389,837	97,586,145	2,967,765	73,392,923
Shares redeemed	(7,897,567)	(193,799,066)	(20,854,241)	(554,011,987)
Net decrease	(168,233)	$(16,581,999)	(10,240,012)	$(276,982,859)
Class B:
Shares sold	14,328	$270,198	26,581	$560,521
Shares converted to Class A	(40,124)	(771,311)	(93,708)	(1,967,220)
Dividends reinvested	71,787	1,213,205	54,056	1,057,346
Shares redeemed	(65,571)	(1,259,272)	(184,942)	(3,849,125)
Net decrease	(19,580)	$(547,180)	(198,013)	$(4,198,478)
Class C:
Shares sold	839,343	$14,873,329	1,186,237	$24,790,009
Shares converted to Class A	(27,490)	(525,729)	(439,370)	(9,802,243)
Dividends reinvested	1,416,975	24,088,590	965,092	18,964,049
Shares redeemed	(1,744,345)	(32,535,588)	(4,149,378)	(88,716,422)
Net increase (decrease)	484,483	$5,900,602	(2,437,419)	$(54,764,607)
Class Z:
Shares sold	5,038,755	$126,333,957	16,135,019	$438,624,385
Dividends reinvested	4,615,566	105,881,077	2,392,479	60,649,333
Shares redeemed	(5,098,745)	(126,159,350)	(9,629,598)	(267,441,007)
Net increase	4,555,576	$106,055,684	8,897,900	$231,832,711

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	120,971	$1,689,804	483,735	$8,191,550
Shares converted from Class B	583,666	8,340,310	366,017	6,157,653
Shares converted from Class C	3,548	50,751	60,476	994,748
Dividends reinvested	199,154	2,563,105	312,787	5,198,555
Shares redeemed	(1,057,220)	(14,930,532)	(1,156,304)	(19,465,788)
Net increase (decrease)	(149,881)	$(2,286,562)	66,711	$1,076,718
Class B:
Shares sold	650,964	$8,012,965	350,594	$5,069,136
Shares converted to Class A	(673,651)	(8,340,310)	(421,257)	(6,157,653)
Dividends reinvested	36,343	405,944	72,520	1,050,813
Shares redeemed	(44,435)	(537,319)	(191,300)	(2,861,377)
Net decrease	(30,779)	$(458,720)	(189,443)	$(2,899,081)
Class C:
Shares sold	15,077	$177,880	42,367	$599,029
Shares converted to Class A	(4,186)	(50,751)	(71,505)	(994,748)
Dividends reinvested	6,179	67,724	35,808	505,970
Shares redeemed	(84,794)	(993,335)	(426,172)	(6,110,328)
Net decrease	(67,724)	$(798,482)	(419,502)	$(6,000,077)
Class I:
Shares sold	10,885	$155,220	78,695	$1,332,247
Dividends reinvested	4,470	57,531	4,979	82,750
Shares redeemed	(83,250)	(1,182,130)	(32,411)	(543,066)
Net increase (decrease)	(67,895)	$(969,379)	51,263	$871,931
Class Z:
Shares sold	81,142	$1,127,442	448,491	$7,747,953
Dividends reinvested	34,225	443,891	41,526	695,983
Shares redeemed	(242,714)	(3,430,652)	(680,137)	(11,891,209)
Net decrease	(127,347)	$(1,859,319)	(190,120)	$(3,447,273)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	318,564	$4,276,273	795,915	$11,691,007
Shares converted from Class B	30,066	417,046	64,731	929,787
Shares converted from Class C	3,536	48,519	129,628	1,978,293
Dividends reinvested	495,829	6,009,462	72,091	976,828
Shares redeemed	(713,799)	(9,741,463)	(1,424,682)	(20,681,042)
Net increase (decrease)	134,196	$1,009,837	(362,317)	$(5,105,127)
Class B:
Shares sold	21,803	$220,933	20,242	$232,433
Shares converted to Class A	(38,362)	(417,046)	(81,159)	(929,787)
Dividends reinvested	94,332	893,322	16,756	181,471
Shares redeemed	(139,496)	(1,525,621)	(288,435)	(3,301,168)
Net decrease	(61,723)	$(828,412)	(332,596)	$(3,817,051)
Class C:
Shares sold	49,044	$506,371	56,388	$646,285
Shares converted to Class A	(4,576)	(48,519)	(164,933)	(1,978,293)
Dividends reinvested	36,385	339,838	12,612	135,071
Shares redeemed	(152,724)	(1,616,954)	(660,403)	(7,700,016)
Net decrease	(71,871)	$(819,264)	(756,336)	$(8,896,953)
Class Z:
Shares sold	196,034	$2,625,619	287,065	$4,193,912
Dividends reinvested	34,439	422,221	4,056	55,405
Shares redeemed	(84,821)	(1,158,758)	(274,820)	(4,051,690)
Net increase	145,652	$1,889,082	16,301	$197,627

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Focus Fund
Class A:
Shares sold	2,680,263	$34,642,455	3,658,711	$49,440,879
Shares converted from Class C	8,628	110,552	196,214	2,746,182
Dividends reinvested	761,268	8,085,010	764,419	8,905,265
Shares redeemed	(2,190,353)	(27,025,730)	(2,671,578)	(35,381,527)
Net increase	1,259,806	$15,812,287	1,947,766	$25,710,799
Class C:
Shares sold	958,033	$8,423,960	1,807,680	$17,314,971
Shares converted to Class A	(12,617)	(110,552)	(275,464)	(2,746,182)
Dividends reinvested	519,008	3,757,615	543,572	4,533,386
Shares redeemed	(681,981)	(5,754,022)	(1,449,320)	(13,947,559)
Net increase	782,443	$6,317,001	626,468	$5,154,616
Class I:
Shares sold	4,072,240	$53,813,399	2,127,136	$30,316,318
Dividends reinvested	206,658	2,250,504	212,603	2,534,234
Shares redeemed	(844,494)	(10,228,046)	(1,453,187)	(21,210,228)
Net increase	3,434,404	$45,835,857	886,552	$11,640,324
Class Y:
Shares sold	342,748	$4,601,862	345,045	$5,048,006
Dividends reinvested	37,800	413,909	1,049	12,512
Shares redeemed	(79,292)	(1,031,270)	(69,229)	(1,051,678)
Net increase	301,256	$3,984,501	276,865	$4,008,840
Class Z:
Shares sold	6,050,308	$82,193,253	9,195,125	$131,153,351
Dividends reinvested	953,077	10,731,650	460,898	5,645,999
Shares redeemed	(3,109,105)	(39,695,519)	(2,871,600)	(39,920,595)
Net increase	3,894,280	$53,229,384	6,784,423	$96,878,755

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	608,250	$5,362,629	946,767	$9,283,392
Shares converted from Class B	158,976	1,471,113	73,239	740,527
Shares converted from Class C	3,820	34,237	84,382	858,149
Dividends reinvested	1,327,983	10,198,906	133,463	1,115,746
Shares redeemed	(1,221,103)	(10,639,547)	(1,762,496)	(16,998,029)
Net increase (decrease)	877,926	$6,427,338	(524,645)	$(5,000,215)
Class B:
Shares sold	193,777	$1,285,208	52,660	$408,297
Shares converted to Class A	(218,370)	(1,471,113)	(96,680)	(740,527)
Dividends reinvested	111,241	618,499	12,833	81,492
Shares redeemed	(57,956)	(372,970)	(121,644)	(853,812)
Net increase (decrease)	28,692	$59,624	(152,831)	$(1,104,550)
Class C:
Shares sold	114,987	$696,812	237,983	$1,691,080
Shares converted to Class A	(5,391)	(34,237)	(115,007)	(858,149)
Dividends reinvested	126,861	679,974	20,445	125,943
Shares redeemed	(239,508)	(1,502,973)	(594,629)	(4,260,612)
Net decrease	(3,051)	$(160,424)	(451,208)	$(3,301,738)
Class Z:
Shares sold	421,007	$3,827,550	697,639	$7,451,090
Dividends reinvested	153,409	1,214,997	12,055	103,072
Shares redeemed	(400,974)	(3,309,668)	(2,500,512)	(22,845,695)
Net increase (decrease)	173,442	$1,732,879	(1,790,818)	$(15,291,533)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	17,828,576	$340,292,363	15,837,662	$306,847,442
Shares converted from Class C	623	11,520	1,233	24,492
Dividends reinvested	134,336	2,275,658	45,051	669,009
Shares redeemed	(8,168,717)	(152,433,673)	(5,191,994)	(96,798,363)
Net increase	9,794,818	$190,145,868	10,691,952	$210,742,580
Class C:
Shares sold	3,770,169	$64,526,969	5,309,092	$89,258,579
Shares converted to Class A	(692)	(11,520)	(1,362)	(24,492)
Dividends reinvested	69,301	1,058,916	35,806	483,381
Shares redeemed	(876,744)	(14,731,718)	(1,175,722)	(19,343,892)
Net increase	2,962,034	$50,842,647	4,167,814	$70,373,576
Class I:
Shares sold	12,709,713	$245,748,628	16,132,572	$312,619,545
Dividends reinvested	146,344	2,541,989	61,999	943,634
Shares redeemed	(8,950,008)	(170,043,643)	(5,721,057)	(108,110,939)
Net increase	3,906,049	$78,246,974	10,473,514	$205,452,240
Class Y:
Shares sold	391,635	$7,625,783	1,199,254	$24,053,154
Dividends reinvested	7,242	127,601	7	112
Shares redeemed	(143,763)	(2,857,275)	(100,942)	(1,939,635)
Net increase	255,114	$4,896,109	1,098,319	$22,113,631
Class Z:
Shares sold	49,229,637	$960,586,490	56,309,928	$1,102,710,539
Dividends reinvested	488,759	8,611,930	184,034	2,830,443
Shares redeemed	(18,820,067)	(361,628,193)	(11,326,733)	(216,527,717)
Net increase	30,898,329	$607,570,227	45,167,229	$889,013,265

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	680,660	$18,214,383	2,107,309	$60,734,492
Shares converted from Class C	17,296	477,674	86,773	2,577,400
Dividends reinvested	316,696	7,721,044	95,004	2,320,960
Shares redeemed	(1,047,991)	(26,811,771)	(1,403,741)	(38,044,069)
Net increase (decrease)	(33,339)	$(398,670)	885,345	$27,588,783
Class C:
Shares sold	69,784	$1,474,388	144,431	$3,251,063
Shares converted to Class A	(22,158)	(477,674)	(109,354)	(2,577,400)
Dividends reinvested	59,612	1,126,072	50,433	982,433
Shares redeemed	(130,397)	(2,739,440)	(934,955)	(21,297,829)
Net decrease	(23,159)	$(616,654)	(849,445)	$(19,641,733)
Class Z:
Shares sold	1,154,671	$30,890,613	1,642,841	$45,630,951
Dividends reinvested	154,247	3,768,246	34,432	839,806
Shares redeemed	(677,019)	(17,866,886)	(646,328)	(17,352,630)
Net increase	631,899	$16,791,973	1,030,945	$29,118,127

Alger Growth & Income Fund
Class A:
Shares sold	62,731	$2,415,175	186,575	$7,696,101
Shares converted from Class C	1,346	52,994	41,116	1,742,685
Dividends reinvested	90,862	3,339,537	45,839	1,878,541
Shares redeemed	(114,544)	(4,457,297)	(360,723)	(14,897,335)
Net increase (decrease)	40,395	$1,350,409	(87,193)	$(3,580,008)
Class C:
Shares sold	47,039	$1,760,613	54,193	$2,206,790
Shares converted to Class A	(1,365)	(52,994)	(41,706)	(1,742,685)
Dividends reinvested	20,665	748,160	11,107	447,111
Shares redeemed	(62,409)	(2,382,228)	(192,694)	(7,866,131)
Net increase (decrease)	3,930	$73,551	(169,100)	$(6,954,915)
Class Z:
Shares sold	95,795	$3,638,774	255,487	$10,601,221
Dividends reinvested	30,877	1,136,524	16,155	663,649
Shares redeemed	(93,006)	(3,616,514)	(235,023)	(9,627,218)
Net increase	33,666	$1,158,784	36,619	$1,637,652

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 25 Fund
Class P:*
Shares sold	—	$—	1,052,162	$10,879,952
Dividends reinvested	3,929	39,245	—	—
Net increase	3,929	$39,245	1,052,162	$10,879,952
Class P-2:**
Shares sold	3,967	$39,990	9,425	$100,000
Net increase	3,967	$39,990	9,425	$100,000
Alger 35 Fund
Class P:***
Shares sold	23,801	$250,000	750,000	$7,500,000
Dividends reinvested	9,185	87,537	—	—
Net increase	32,986	$337,537	750,000	$7,500,000
Class P-2:**
Shares sold	5	$50	9,634	$100,000
Dividends reinvested	71	680	—	—
Net increase	76	$730	9,634	$100,000

* Inception date 12/28/17.

** Inception date 10/31/18.

*** Inception date 3/29/18.

NOTE 7 — Income Tax Information:

At October 31, 2018, Alger International Focus Fund and Alger 25 Fund, for federal income tax purposes, had capital loss carryforwards of $3,270,903 and $36,519, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2019 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$372,442,346	$355,321,498	$17,120,848	—
Consumer Discretionary	565,237,489	565,237,489	—	—
Energy	8,120,918	8,120,918	—	—
Financials	160,369,528	160,369,528	—	—
Health Care	429,070,872	429,070,872	—	—
Industrials	218,363,006	218,363,006	—	—
Information Technology	1,051,401,204	1,050,519,833	—	$881,371
Materials	85,730,608	85,730,608	—	—
TOTAL COMMON STOCKS	$2,890,735,971	$2,872,733,752	$17,120,848	$881,371
PREFERRED STOCKS
Health Care	712,376	—	—	712,376
Information Technology	4,062,807	—	—	4,062,807
TOTAL PREFERRED STOCKS	$4,775,183	—	—	$4,775,183
REAL ESTATE INVESTMENT TRUST
Real Estate	13,176,210	13,176,210	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,908,687,364	$2,885,909,962	$17,120,848	$5,656,554

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$16,930,126	$3,754,229	$13,175,897	—
Consumer Discretionary	28,111,908	14,902,112	13,209,796	—
Consumer Staples	16,192,380	5,417,174	10,775,206	—
Energy	6,727,902	2,992,008	3,735,894	—
Financials	12,804,026	—	12,804,026	—
Health Care	14,602,863	—	14,602,863	—
Industrials	19,250,365	2,572,228	16,678,137	—
Information Technology	15,599,597	6,417,569	9,182,028	—
Materials	3,998,213	1,745,849	2,252,364	—
Real Estate	1,489,624	—	1,489,624	—
TOTAL COMMON STOCKS	$135,707,004	$37,801,169	$97,905,835	—
TOTAL INVESTMENTS IN SECURITIES	$135,707,004	$37,801,169	$97,905,835	—
FINANCIAL DERIVATIVE INSTRUMENTS - ASSETS
Forward Foreign Currency Contracts	$220	—	$220	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$11,720,994		$11,720,994	—	—
Consumer Discretionary	34,965,758		34,965,758	—	—
Consumer Staples	3,611,897		3,611,897	—	—
Energy	623,552		623,552	—	—
Financials	8,590,087		8,590,087	—	—
Health Care	30,166,491		30,166,491	—	—
Industrials	32,707,446		32,707,446	—	—
Information Technology	48,201,971		48,107,809	—	$94,162
Materials	2,406,298		2,406,298	—	—
Real Estate	849,038		849,038	—	—
TOTAL COMMON STOCKS	$173,843,532		$173,749,370	—	$94,162
MASTER LIMITED PARTNERSHIP
Financials	924,901		924,901	—	—
PREFERRED STOCKS
Health Care	441,416		—	—	441,416
Information Technology	434,056		—	—	434,056
TOTAL PREFERRED STOCKS	$875,472		—	—	$875,472
PURCHASED OPTIONS
Consumer Discretionary	84,780		84,780	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	9,109,191		9,109,191	—	—
RIGHTS
Health Care	1,675,768		—	—	1,675,768
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$186,513,644		$183,868,242	—	$2,645,402

Alger SMid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,418,156	$2,418,156	—	—
Consumer Discretionary	88,053,662	88,053,662	—	—
Energy	4,589,458	4,589,458	—	—
Financials	20,390,456	20,390,456	—	—
Health Care	104,977,433	104,977,433	—	—
Industrials	75,750,604	75,750,604	—	—
Information Technology	147,093,478	147,093,478	—	—
Real Estate	28,215,583	28,215,583	—	—
TOTAL COMMON STOCKS	$471,488,830	$471,488,830	—	—
PREFERRED STOCKS
Health Care	923,418	—	—	$923,418
TOTAL INVESTMENTS IN SECURITIES	$472,412,248	$471,488,830	—	$923,418

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,955,921		$4,955,921	—	—
Consumer Discretionary	17,172,916		17,172,916	—	—
Consumer Staples	2,054,461		2,054,461	—	—
Energy	2,609,284		2,609,284	—	—
Financials	2,201,927		2,201,927	—	—
Health Care	58,449,382		58,449,382	—	—
Industrials	4,084,024		4,084,024	—	—
Information Technology	46,460,985		46,460,985	—	—
Materials	2,705,140		2,705,140	—	—
TOTAL COMMON STOCKS	$140,694,040		$140,694,040	—	—
PREFERRED STOCKS
Health Care	101,883		—	—	$101,883
RIGHTS
Health Care	496,381		—	—	496,381
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$141,292,304		$140,694,040	—	$598,264

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$465,379,927	$465,379,927	—	—
Financials	54,212,465	54,212,465	—	—
Health Care	1,340,183,624	1,340,183,624	—	—
Industrials	156,222,365	156,222,365	—	—
Information Technology	1,132,774,693	1,132,774,693	—	—
Materials	52,764,796	52,764,796	—	—
TOTAL COMMON STOCKS	$3,201,537,870	$3,201,537,870	—	—
RIGHTS
Health Care	33,810	—	—	$33,810
TOTAL INVESTMENTS IN SECURITIES	$3,201,571,680	$3,201,537,870	—	$33,810

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Financials	$1,429,455	$1,429,455	—	—
Health Care	194,350,175	190,920,430	—	$3,429,745
TOTAL COMMON STOCKS	$195,779,630	$192,349,885	—	$3,429,745
PREFERRED STOCKS
Health Care	1,873,808	—	—	1,873,808
REAL ESTATE INVESTMENT TRUST
Real Estate	2,458,850	2,458,850	—	—
RIGHTS
Health Care	5,557,869	—	—	5,557,869
TOTAL INVESTMENTS IN SECURITIES	$205,670,157	$194,808,735	—	$10,861,422

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$12,854,648	$12,854,648	—	—
Consumer Discretionary	12,560,547	12,560,547	—	—
Consumer Staples	8,529,936	8,529,936	—	—
Energy	5,913,165	5,913,165	—	—
Financials	15,778,983	15,778,983	—	—
Health Care	15,347,509	15,347,509	—	—
Industrials	10,576,419	10,576,419	—	—
Information Technology	20,977,171	20,977,171	—	—
Materials	2,184,919	2,184,919	—	—
Utilities	1,512,312	1,512,312	—	—
TOTAL COMMON STOCKS	$106,235,609	$106,235,609	—	—
MASTER LIMITED PARTNERSHIP
Energy	782,713	782,713	—	—
Financials	1,744,448	1,744,448	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$2,527,161	$2,527,161	—	—
REAL ESTATE INVESTMENT TRUST
Financials	929,753	929,753	—	—
Real Estate	4,612,194	4,612,194	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$5,541,947	$5,541,947	—	—
TOTAL INVESTMENTS IN SECURITIES	$114,304,717	$114,304,717	—	—

Alger 25 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,263,271	$1,263,271	—	—
Consumer Discretionary	2,184,240	2,184,240	—	—
Financials	1,499,713	1,499,713	—	—
Health Care	714,883	714,883	—	—
Industrials	975,698	975,698	—	—
Information Technology	5,173,403	5,173,403	—	—
Materials	377,964	377,964	—	—
TOTAL COMMON STOCKS	$12,189,172	$12,189,172	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	332,284	332,284	—	—
TOTAL INVESTMENTS IN SECURITIES	$12,521,456	$12,521,456	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$815,460	$815,460	—	—
Consumer Discretionary	1,306,199	1,135,197	$171,002	—
Financials	376,166	376,166	—	—
Health Care	1,842,828	1,842,828	—	—
Industrials	663,059	663,059	—	—
Information Technology	3,071,340	3,071,340	—	—
Utilities	255,494	255,494	—	—
TOTAL COMMON STOCKS	$8,330,546	$8,159,544	$171,002	—
REAL ESTATE INVESTMENT TRUST
Real Estate	282,250	282,250	—	—
TOTAL INVESTMENTS IN SECURITIES	$8,612,796	$8,441,794	$171,002	—

* Alger Small Cap Growth Fund’s and Alger Mid Cap Growth Fund’s holdings of JS Kred SPV I, LLC shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2019.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2018	$881,371
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	881,371
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2018	$4,900,174
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(124,991)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	4,775,183
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(124,991)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2018	$94,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	94,162
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2018	$1,123,631
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(248,159)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	875,472
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(248,159)

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2018	$1,661,429
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	14,339
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	1,675,768
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$14,339

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2018	$1,265,370
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(341,952)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	923,418
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(341,952)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2018	$159,160
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(57,277)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	101,883
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(57,277)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2018	$492,134
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,247
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	496,381
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$4,247

Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2018	$33,521
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	289
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	33,810
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$289

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2018	$4,444,670
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,014,925)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	3,429,745
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(1,014,925)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2018	$2,900,132
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,026,324)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	1,873,808
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(1,026,324)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2018	$5,510,314
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	47,555
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	5,557,869
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$47,555

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2019. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2019	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	4,775,183	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
			Market Quotation	N/A*	N/A

Alger Mid Cap Growth Fund
Common Stocks	$94,162	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	434,056	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	441,416	Income Approach	Discount Rate	48.00%-53.00%	N/A
Rights	1,675,768	Income Approach	Discount Rate	7.77%-8.05%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger SMid Cap Focus Fund
Preferred Stocks	$458,155	Market Approach	Time to Exit	2.5 years	N/A
Preferred Stocks	465,263	Income Approach	Volatility	70.50%	N/A
			Discount Rate	48.00%-53.00%	N/A

Alger Small Cap Growth Fund
Preferred Stocks	$101,883	Income Approach	Discount Rate	48.00%-53.00%	N/A
Rights	496,381	Income Approach	Discount Rate	7.77%-8.05%	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Small Cap Focus Fund
Rights	$33,810	Income Approach	Discount Rate	7.77%-8.05%	N/A

Alger Health Sciences Fund
Common Stocks	$3,429,745	Market Approach	Revenue Multiple	0.90x-1.30x	N/A
Preferred Stocks	70,102	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
Preferred Stocks	1,803,706	Income Approach	Discount Rate	48.00%-53.00%	N/A
Rights	5,557,869	Income Approach	Discount Rate	7.77%-8.05%	N/A

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at April 30, 2019.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

During the period ended April 30, 2019, Alger International Focus Fund transferred securities totaling $2,827,337 from Level 1 to Level 2 and $5,504,691 from Level 2 to Level 1, utilizing fair value adjusted prices and exchange listed prices, respectively.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2019, such assets were categorized within the disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund	$20,826,537	—	$20,826,537	—
Alger International Focus Fund	5,044,449	$56,722	4,987,727	—
Alger Mid Cap Growth Fund	2,167,554	—	2,167,554	—
Alger SMid Cap Focus Fund	19,225,017	—	19,225,017	—
Alger Small Cap Growth Fund	2,748,113	—	2,748,113	—
Alger Small Cap Focus Fund	95,651,561	—	95,651,561	—
Alger Health Sciences Fund	1,081,526	—	1,081,526	—
Alger Growth & Income Fund	2,967,270	—	2,967,270	—
Alger 25 Fund	10,890	—	10,890	—
Alger 35 Fund	427,435	—	427,435	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2019, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

The Fund’s Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

Alger International Focus Fund

	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$220	—	$—
Total		$220		$—

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$84,780	—	$—
Total		$84,780		$—

For the six months ended April 30, 2019, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $72,280. Forward foreign currency contracts were held during 1 month of the period.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2019, Alger Mid Cap Growth Fund had option purchases of $146,418. The average volume of contracts for purchased options for the six months ended April 30, 2019, is $84,780 market value.

The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2019, is as follows:

NET REALIZED GAIN ON DERIVATIVES

Alger International Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$12,665
Total	$12,665

NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES

Alger International Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$220
Total	$220

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments
Purchased Options	$(61,638)
Total	$(61,638)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger International Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger SMid Cap Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Growth Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Focus Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Health Sciences Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger 25 Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2019. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Mid Cap Growth Fund Preferred Stocks Prosetta Biosciences, Inc., Series D	219,610	—	—	219,610	—	—	$(248,159)	$441,416
Total					—	—	$(248,159)	$441,416

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger SMid Cap Focus Fund Preferred Stocks Prosetta Biosciences, Inc., Series D	231,474	—	—	231,474	—	—	$(261,565)	$465,263
Total					—	—	$(261,565)	$465,263

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Small Cap Growth Fund Preferred Stocks Prosetta Biosciences, Inc., Series D	50,688	—	—	50,688	—	—	$(57,277)	$101,883
Total					—	—	$(57,277)	$101,883

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Health Sciences Fund Preferred Stocks Prosetta Biosciences, Inc., Series D	897,366	—	—	897,366	—	—	$(1,014,023)	$1,803,706
Total					—	—	$(1,014,023)	$1,803,706

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the events listed below:

•             The Board has authorized a partial limitation on investors ability to purchase shares of the Alger Small Cap Focus Fund. Specifically Classes A, C, I, and Z shares will be available for purchase only by existing shareholders and certain other investors selected by Fred Alger & Company, Incorporated, the Fund’s distributor. Class Y shares will remain open to all qualifying investors.

•             The Funds have entered into a new transfer agency agreement with UMB Funds Services, Inc. effective October 5, 2019.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2018 and ending April 30, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,070.30	$6.31	1.23%
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class B	Actual	1,000.00	1,076.70	10.14	1.97
	Hypothetical(c)	1,000.00	1,015.03	9.84	1.97
Class C	Actual	1,000.00	1,116.20	10.34	1.97
	Hypothetical(c)	1,000.00	1,015.03	9.84	1.97
Class Z	Actual	1,000.00	1,131.70	4.65	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88

Alger International Focus Fund
Class A	Actual	$1,000.00	$1,046.20	$7.00	1.38%
	Hypothetical(c)	1,000.00	1,017.95	6.90	1.38
Class B	Actual	1,000.00	1,050.70	10.07	1.98
	Hypothetical(c)	1,000.00	1,014.98	9.89	1.98
Class C	Actual	1,000.00	1,089.70	11.45	2.21
	Hypothetical(c)	1,000.00	1,013.84	11.03	2.21
Class I	Actual	1,000.00	1,106.10	5.90	1.13
	Hypothetical(c)	1,000.00	1,019.19	5.66	1.13
Class Z	Actual	1,000.00	1,107.70	4.65	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,057.10	$6.68	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class B	Actual	1,000.00	1,062.30	9.87	1.93
	Hypothetical(c)	1,000.00	1,015.22	9.64	1.93
Class C	Actual	1,000.00	1,101.90	11.00	2.11
	Hypothetical(c)	1,000.00	1,014.33	10.54	2.11
Class Z	Actual	1,000.00	1,117.20	5.41	1.03
	Hypothetical(c)	1,000.00	1,019.69	5.16	1.03

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger SMid Cap Focus Fund
Class A	Actual	$1,000.00	$1,111.60	$7.02	1.34%
	Hypothetical(c)	1,000.00	1,018.15	6.71	1.34
Class C	Actual	1,000.00	1,158.50	11.13	2.08
	Hypothetical(c)	1,000.00	1,014.48	10.39	2.08
Class I	Actual	1,000.00	1,173.40	6.90	1.28
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28
Class Y	Actual	1,000.00	1,175.80	4.69	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87
Class Z	Actual	1,000.00	1,174.00	5.34	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,058.30	$7.14	1.40%
	Hypothetical(c)	1,000.00	1,017.85	7.00	1.40
Class B	Actual	1,000.00	1,065.40	10.81	2.11
	Hypothetical(c)	1,000.00	1,014.33	10.54	2.11
Class C	Actual	1,000.00	1,102.80	11.47	2.20
	Hypothetical(c)	1,000.00	1,013.88	10.99	2.20
Class Z	Actual	1,000.00	1,119.30	5.20	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,036.60	$6.01	1.19%
	Hypothetical(c)	1,000.00	1,018.89	5.96	1.19
Class C	Actual	1,000.00	1,080.20	10.11	1.96
	Hypothetical(c)	1,000.00	1,015.08	9.79	1.96
Class I	Actual	1,000.00	1,094.00	6.23	1.20
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class Y	Actual	1,000.00	1,095.80	4.52	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87
Class Z	Actual	1,000.00	1,095.80	4.52	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$955.70	$5.38	1.11%
	Hypothetical(c)	1,000.00	1,019.29	5.56	1.11
Class C	Actual	1,000.00	995.40	9.30	1.88
	Hypothetical(c)	1,000.00	1,015.47	9.39	1.88
Class Z	Actual	1,000.00	1,010.30	3.74	0.75
	Hypothetical(c)	1,000.00	1,021.08	3.76	0.75

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,024.80	$5.37	1.07%
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07
Class C	Actual	1,000.00	1,067.60	9.38	1.83
	Hypothetical(c)	1,000.00	1,015.72	9.15	1.83
Class Z	Actual	1,000.00	1,083.60	3.56	0.69
	Hypothetical(c)	1,000.00	1,021.37	3.46	0.69

Alger 25 Fund
Class P	Actual	$1,000.00	$1,134.30	$4.29	0.81%
	Hypothetical(c)	1,000.00	1,020.78	4.06	0.81
Class P-2	Actual	1,000.00	1,133.80	5.13	0.97
	Hypothetical(c)	1,000.00	1,019.98	4.86	0.97

Alger 35 Fund
Class P	Actual	$1,000.00	$1,101.70	$2.08	0.40%
	Hypothetical(c)	1,000.00	1,022.81	2.01	0.40
Class P-2	Actual	1,000.00	1,100.50	2.92	0.56
	Hypothetical(c)	1,000.00	1,022.02	2.81	0.56

(a)           Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)           Annualized.

(c)           5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes —information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Funds. Such information may include, but not be limited to, characteristics of a Fund’s portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Attn: Alger Funds

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFSAR

ITEM 2.  CODE OF ETHICS.
Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date:  June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:  June 25, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:  June 25, 2019